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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                              Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  July 1, 2014 through December 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Bond Fund

--------------------------------------------------------------------------------
                        Semiannual Report | December 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOBX
                        Class C     PCYBX
                        Class K     PBFKX
                        Class R     PBFRX
                        Class Y     PICYX
                        Class Z     PIBZX

                        [LOGO]PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          63

Notes to Financial Statements                                                 73

Approval of Investment Advisory Agreement                                     85

Trustees, Officers and Service Providers                                      90

                              Pioneer Bond Fund | Semiannual Report | 12/31/14 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Bond Fund | Semiannual Report | 12/31/14 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management designed to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                              Pioneer Bond Fund | Semiannual Report | 12/31/14 3

Portfolio Management Discussion | 12/31/14

The bond market, led by Treasuries and government agency debt, produced moderate, positive results during the six-month period ended December 31, 2014. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond Fund six-month period ended December 31, 2014. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund, along with Mr. Melchreit, Director of Investment- Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended December 31, 2014?

A Pioneer Bond Fund's Class A shares returned 1.22% at net asset value for the six-month period ended December 31, 2014, while the Fund's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 1.96%. During the same period, the average return of the 52 mutual funds Lipper's Corporate Debt, A-rated Funds category was 1.97%, and the average return of the 1,058 mutual funds in Morningstar's Intermediate-Term Bond Funds category was 1.02%.

Q How would you describe the investment environment for fixed-income assets during the six-month period ended December 31, 2014?

A Higher-quality government debt, led by U.S. Treasuries, outperformed the general bond market during the six-month period, as securities of most maturities saw their prices rise and yields decline. In contrast, the prices of more credit-sensitive, non-government debt began falling as their yields rose and yield spreads -- or differences in yields between Treasuries and debt instruments of similar maturity -- widened. High-yield corporates, in particular, struggled as capital markets became more volatile during the period due to a confluence of several factors, including: the withdrawal of some monetary stimulus by the U.S. Federal Reserve System (the Fed); concerns that weakening growth trends in Europe, Japan and the emerging markets could have a "contagion" effect and thus slow the economic recovery in the United States; and worries about rising geopolitical risks spurred by tense situations in Eastern Europe and the Middle East.

     The domestic bond market was buttressed by increasingly positive news about the U.S. economy during the period. Although U.S. economic growth appeared to stall early in 2014 -- prior to the beginning of the six-month period -- with a negative official gross domestic product (GDP) growth

4 Pioneer Bond Fund | Semiannual Report | 12/31/14 number produced during the first calendar quarter, the outlook for the domestic economy gradually grew more upbeat as the year advanced. Subsequent data releases suggested economic strengthening, with U.S. GDP growing by a 4.6% annual rate in the second quarter and at a 5.0% pace in the third quarter. Meanwhile, employment reports pointed to improvements in new-job creation, while the housing industry showed renewed strength. Beginning in September 2014, the domestic economy also received a boost when oil prices began a decline that became more dramatic as year-end approached.

     The U.S. dollar strengthened against other currencies in global currency markets during the six-month period. The strong dollar attracted new investment money from overseas and added to the demand for higher-quality U.S. government debt.

     The Fed maintained an overall pro-growth monetary policy throughout the period, keeping the key Federal funds rate in a range of 0.00% to 0.25% as of December 31, 2014, the sixth consecutive year that the key rate was maintained at that level. The Fed, however, did begin to withdraw some monetary stimulus by ending its quantitative easing (QE) asset purchases shortly before the end of the calendar year.

Q Which investment strategies or individual holdings had the greatest effects on the Fund's performance relative to the Barclays Index benchmark during the six-month period ended December 31, 2014?

A Despite increased exposure to the outperforming government mortgage group, the Fund's performance relative to the Barclays Index was held back during the period by the portfolio's shorter-duration stance. (Duration is a measure of the sensitivity of the price -- the value of principal -- of a fixed-income investment to a change in interest rates, expressed as a number of years.) As longer-term yields continued to fall, the prices of longer-term Treasuries and government-agency debt rose, and the group outperformed. We kept the duration of the Fund's investments about 1.5 years (18 months) shorter than that of the benchmark, as we did not believe the U.S. economy's fundamentals justified the low yields to which Treasuries had fallen. At the end of the calendar year, the average effective duration of the portfolio was 4.02 years, a full 18 months shorter than the Barclays Index's duration. The negative effects of the Fund's shorter-duration stance were partially offset, however, by good positioning along the yield curve, as the portfolio had little exposure to securities with maturities of two to five years -- a group that underperformed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/14 5

     Early in the six-month period, we continued to increase the Fund's exposure to government-agency mortgages, and that move contributed to benchmark-relative returns. Good security selection results among the portfolio's corporate bond holdings (outside of the underperforming energy sector) also aided the Fund's benchmark-relative returns. In particular, positions in the debt of several large financial institutions, including Citigroup, Wells Fargo, JPMorgan Chase and Bank of America, performed very well for the Fund during the six-month period.

     In addition, holdings in commercial mortgage-backed securities and asset-backed debt aided the Fund's performance, but exposure to bonds issued by industrial corporations, notably from the energy sector, hurt relative returns as oil prices declined late in the year and both the stocks and bonds of many energy-related companies ran into difficulty.

     Late in the year, after the corporate bond sector had underperformed higher-quality sectors, we added investment-grade corporate bonds back to the Fund's portfolio as we thought, by then, those bonds had increased in relative value.

Q The Fund's distributions to shareholders declined over the 12-month period ended December 31, 2014. What reason or reasons caused the reduction?

A The main factor was the low-interest-rate environment, which persisted throughout 2014, putting pressure on reinvestment rates; that is, as bonds rolled off or matured, we were forced to put the Fund's money to work at lower and lower rates, thereby causing earnings to decline and resulting in a reduced dividend.

Q Did the Fund use derivative securities as part of its strategy during the six-month period ended December 31, 2014? If so, did they have a noteworthy impact on performance?

A Yes. We used Treasury futures in an attempt to help manage the Fund's interest-rate sensitivity. Because the futures were employed as part of a strategy to maintain a shorter-than-benchmark duration, they tended to detract from the Fund's relative results. We also used credit default swaps to buffer the effects of poor performance by credit-sensitive debt, but they did not have a noteworthy impact on the Fund's relative results.

6 Pioneer Bond Fund | Semiannual Report | 12/31/14

Q    What is your investment outlook heading into 2015?

A We think the domestic economy should continue to strengthen and sustain itself, notwithstanding the challenges from overseas. Gains in the U.S. job market should begin to translate into rising wage levels, while the rebounding housing market has emerged once again to be a source of modest growth in the overall economy. All those factors, in combination with the lower oil and gasoline prices that have had the stimulative effect of a major tax cut, should help buttress consumer spending.

     We also believe investors may have become too pessimistic about the potential economic influences coming from outside the U.S. We think Europe may emerge from its recent slowdown sooner than anticipated, while lower energy costs in Japan should help to stimulate that country's economy. We believe China's ongoing structural reforms eventually should lead to a healthier, more stable economy, and that specific economies among the emerging markets nations should begin to improve. Overall, we think the risks to the global economy should diminish, leading to a better growth environment.

     U.S. corporate bonds, after underperforming higher-quality debt in 2014, appear more attractively valued, and we expect in 2015 to continue to look for improving opportunities in that sector, especially within the investment-grade area. Conversely, we are not as optimistic about the prospects for government-agency mortgages after their outperformance during the past year.

     We expect to continue to keep the portfolio's duration short relative to the Barclays Index benchmark, as we think the risk has increased that interest rates may start rising, which would erode the value of longer-maturity bonds, especially higher-quality issues.

                              Pioneer Bond Fund | Semiannual Report | 12/31/14 7

Please refer to the Schedule of Investments on pages 19-62 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Bond Fund | Semiannual Report | 12/31/14

Portfolio Summary | 12/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 30.0%
U.S. Corporate Bonds                                                       26.8%
Collateralized Mortgage Obligations                                        14.5%
International Corporate Bonds                                              10.8%
Asset Backed Securities                                                     5.8%
Temporary Cash Investment                                                   3.8%
Senior Secured Loans                                                        3.1%
Municipal Bonds                                                             2.7%
U.S. Preferred Stocks                                                       1.6%
International Preferred Stocks                                              0.7%
Convertible Preferred Stocks                                                0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Fannie Mae, 3.5%, 1/14/15                                            1.41%
--------------------------------------------------------------------------------
 2.   Government National Mortgage Association I, 4.0%, 1/21/15            1.38
--------------------------------------------------------------------------------
 3.   Fannie Mae, 5.0%, 1/14/15                                            1.36
--------------------------------------------------------------------------------
 4.   U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24               1.21
--------------------------------------------------------------------------------
 5.   Fannie Mae, 4.0%, 1/14/15                                            0.96
--------------------------------------------------------------------------------
 6.   Fannie Mae, 3.0%, 8/1/42                                             0.92
--------------------------------------------------------------------------------
 7.   Fannie Mae, 4.0%, 8/1/44                                             0.86
--------------------------------------------------------------------------------
 8.   Fannie Mae, 4.5%, 12/1/43                                            0.78
--------------------------------------------------------------------------------
 9.   Fannie Mae, 3.5%, 2/1/44                                             0.75
--------------------------------------------------------------------------------
10.   Fannie Mae, 4.5%, 12/1/43                                            0.70
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/14 9

Prices and Distributions | 12/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                          12/31/14                   6/30/14
--------------------------------------------------------------------------------
          A                              $9.80                      $9.88
--------------------------------------------------------------------------------
          C                              $9.69                      $9.77
--------------------------------------------------------------------------------
          K                              $9.79                      $9.87
--------------------------------------------------------------------------------
          R                              $9.89                      $9.97
--------------------------------------------------------------------------------
          Y                              $9.71                      $9.79
--------------------------------------------------------------------------------
          Z                              $9.81                      $9.90
--------------------------------------------------------------------------------

Distributions per Share: 7/1/14-12/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term      Long-Term
         Class            Income             Capital Gains   Capital Gains
--------------------------------------------------------------------------------
          A              $0.1560                 $  --          $0.0431
--------------------------------------------------------------------------------
          C              $0.1139                 $  --          $0.0431
--------------------------------------------------------------------------------
          K              $0.1736                 $  --          $0.0431
--------------------------------------------------------------------------------
          R              $0.1436                 $  --          $0.0431
--------------------------------------------------------------------------------
          Y              $0.1678                 $  --          $0.0431
--------------------------------------------------------------------------------
          Z              $0.1699                 $  --          $0.0431
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-16.

10 Pioneer Bond Fund | Semiannual Report | 12/31/14

Performance Update | 12/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                     Net             Public           Barclays
                     Asset           Offering         Aggregate
                     Value           Price            Bond
Period               (NAV)           (POP)            Index
--------------------------------------------------------------------------------
10 Years             5.36%           4.88%            4.71%
5 Years              5.87            4.90             4.45
1 Year               5.92            1.18             5.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated October 1, 2014)
--------------------------------------------------------------------------------
                     Gross           Net
--------------------------------------------------------------------------------
                     0.92%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Aggregate
                                     Pioneer Bond Fund      Bond Index
12/31/2004                           $  9,550               $ 10,000
12/31/2005                           $  9,787               $ 10,243
12/31/2006                           $ 10,135               $ 10,682
12/31/2007                           $ 10,752               $ 11,623
12/31/2008                           $ 10,283               $ 11,924
12/31/2009                           $ 12,103               $ 12,938
12/31/2010                           $ 13,246               $ 13,593
12/31/2011                           $ 13,918               $ 14,771
12/31/2012                           $ 15,123               $ 15,153
12/31/2013                           $ 15,197               $ 15,171
31-12-14                             $ 16,097               $ 15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 11

Performance Update | 12/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                      Barclays
                                                      Aggregate
                     If              If               Bond
Period               Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years             4.42%           4.42%            4.71%
5 Years              4.93            4.93             4.45
1 Year               5.06            5.06             5.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated October 1, 2014)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Aggregate
                                     Pioneer Bond Fund      Bond Index
12/31/2004                           $ 10,000               $ 10,000
12/31/2005                           $ 10,149               $ 10,243
12/31/2006                           $ 10,409               $ 10,682
12/31/2007                           $ 10,963               $ 11,623
12/31/2008                           $ 10,388               $ 11,924
12/31/2009                           $ 12,117               $ 12,938
12/31/2010                           $ 13,134               $ 13,593
12/31/2011                           $ 13,683               $ 14,771
12/31/2012                           $ 14,733               $ 15,153
12/31/2013                           $ 14,672               $ 15,171
31-12-14                             $ 15,414               $ 15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Semiannual Report | 12/31/14

Performance Update | 12/31/14                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                      Barclays
                                                      Aggregate
                     If              If               Bond
Period               Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years             5.41%           5.41%            4.71%
5 Years              5.98            5.98             4.45
1 Year               6.14            6.14             5.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated October 1, 2014)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     0.48%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Aggregate
                                     Pioneer Bond Fund      Bond Index
12/31/2004                           $ 10,000               $ 10,000
12/31/2005                           $ 10,246               $ 10,243
12/31/2006                           $ 10,610               $ 10,682
12/31/2007                           $ 11,256               $ 11,623
12/31/2008                           $ 10,765               $ 11,924
12/31/2009                           $ 12,671               $ 12,938
12/31/2010                           $ 13,867               $ 13,593
12/31/2011                           $ 14,571               $ 14,771
12/31/2012                           $ 15,818               $ 15,153
12/31/2013                           $ 15,960               $ 15,171
31-12-14                             $ 16,939               $ 15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 13

Performance Update | 12/31/14                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                      Barclays
                                                      Aggregate
                     If              If               Bond
Period               Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years             5.00%           5.00%            4.71%
5 Years              5.47            5.47             4.45
1 Year               5.65            5.65             5.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated October 1, 2014)
--------------------------------------------------------------------------------
                     Gross           Net
--------------------------------------------------------------------------------
                     1.24%           1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Aggregate
                                     Pioneer Bond Fund      Bond Index
12/31/2004                           $ 10,000               $ 10,000
12/31/2005                           $ 10,211               $ 10,243
12/31/2006                           $ 10,548               $ 10,682
12/31/2007                           $ 11,178               $ 11,623
12/31/2008                           $ 10,633               $ 11,924
12/31/2009                           $ 12,474               $ 12,938
12/31/2010                           $ 13,607               $ 13,593
12/31/2011                           $ 14,245               $ 14,771
12/31/2012                           $ 15,395               $ 15,153
12/31/2013                           $ 15,412               $ 15,171
31-12-14                             $ 16,283               $ 15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2016, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Semiannual Report | 12/31/14

Performance Update | 12/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                      Barclays
                                                      Aggregate
                     If              If               Bond
Period               Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years             5.65%           5.65%            4.71%
5 Years              6.11            6.11             4.45
1 Year               6.19            6.19             5.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated October 1, 2014)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                            Barclays Aggregate
                                     Pioneer Bond Fund      Bond Index
12/31/2004                           $ 5,000,000            $ 5,000,000
12/31/2005                           $ 5,138,748            $ 5,121,743
12/31/2006                           $ 5,343,541            $ 5,341,193
12/31/2007                           $ 5,690,337            $ 5,811,657
12/31/2008                           $ 5,459,544            $ 5,962,066
12/31/2009                           $ 6,439,653            $ 6,469,223
12/31/2010                           $ 7,067,734            $ 6,796,599
12/31/2011                           $ 7,445,158            $ 7,385,331
12/31/2012                           $ 8,102,367            $ 7,576,280
12/31/2013                           $ 8,155,645            $ 7,585,670
12/31/2014                           $ 8,660,784            $ 7,921,196

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 15

Performance Update | 12/31/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                      Barclays
                                                      Aggregate
                     If              If               Bond
Period               Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years             5.56%           5.56%             4.71%
5 Years              6.05            6.05              4.45
1 Year               6.06            6.06              5.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated October 1, 2014)
--------------------------------------------------------------------------------
                     Gross           Net
--------------------------------------------------------------------------------
                     0.74%           0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Aggregate
                                     Pioneer Bond Fund      Bond Index
12/31/2004                           $ 10,000               $ 10,000
12/31/2005                           $ 10,246               $ 10,243
12/31/2006                           $ 10,610               $ 10,682
12/31/2007                           $ 11,284               $ 11,623
12/31/2008                           $ 10,820               $ 11,924
12/31/2009                           $ 12,806               $ 12,938
12/31/2010                           $ 14,031               $ 13,593
12/31/2011                           $ 14,772               $ 14,771
12/31/2013                           $ 16,193               $ 15,171
12/31/2014                           $ 17,174               $ 15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2016, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Bond Fund | Semiannual Report | 12/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2014 through December 31, 2014.

---------------------------------------------------------------------------------------
Share Class           A          C          K          R          Y          Z
---------------------------------------------------------------------------------------
Beginning             $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Account Value
on 7/1/14
---------------------------------------------------------------------------------------
Ending Account        $1,012.20  $1,007.90  $1,014.00  $1,010.80  $1,013.50  $1,012.50
Value (after
expenses) on
12/31/14
---------------------------------------------------------------------------------------
Expenses Paid         $    4.31  $    8.30  $    2.28  $    5.58  $    2.89  $    3.25
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.64%, 0.45%, 1.10%, 0.57% and 0.64% for Class A, Class C, Class K, Class
     R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2014 through December 31, 2014.

----------------------------------------------------------------------------------------
Share Class            A          C          K         R           Y          Z
----------------------------------------------------------------------------------------
Beginning              $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Account Value
on 7/1/14
----------------------------------------------------------------------------------------
Ending Account         $1,020.92  $1,016.94  $1,022.94  $1,019.66  $1,022.33  $1,021.98
Value (after
expenses) on
12/31/14
----------------------------------------------------------------------------------------
Expenses Paid          $    4.33  $    8.34  $    2.29  $    5.60  $    2.91  $    3.26
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.64%, 0.45%, 1.10%, 0.57% and 0.64% for Class A, Class C, Class K, Class
     R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/14

Schedule of Investments | 12/31/14 (unaudited)

---------------------------------------------------------------------------------------------------------------------
                   Floating
Shares             Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 1.8%
                              BANKS -- 0.9%
                              Diversified Banks -- 0.7%
         105,070       7.88   Citigroup Capital XIII, Floating Rate Note, 10/30/40                     $    2,792,761
         197,000       7.12   Citigroup, Inc., Floating Rate Note (Perpetual)                               5,342,640
          57,288       6.50   US Bancorp, Floating Rate Note (Perpetual)                                    1,687,132
         227,976       6.00   US Bancorp, Floating Rate Note (Perpetual)                                    6,182,709
                                                                                                       --------------
                                                                                                       $   16,005,242
---------------------------------------------------------------------------------------------------------------------

                              Regional Banks -- 0.2%
          85,000              BB&T Corp., 5.625% (Perpetual)                                           $    2,056,150
          28,000       6.25   CoBank ACB, Floating Rate Note (Perpetual) (144A)                             2,835,876
          17,380       6.62   Fifth Third Bancorp, Floating Rate Note (Perpetual)                             474,995
                                                                                                       --------------
                                                                                                       $    5,367,021
                                                                                                       --------------
                              Total Banks                                                              $   21,372,263
---------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Specialized Finance -- 0.2%
         167,900       5.75   SCE Trust III, Floating Rate Note (Perpetual)                            $    4,440,955
---------------------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.0%+
          54,200       5.90   State Street Corp., Floating Rate Note, 12/31/73                         $    1,401,612
---------------------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.1%
         110,230       6.38   Morgan Stanley, Floating Rate Note (Perpetual)                           $    2,789,921
                                                                                                       --------------
                              Total Diversified Financials                                             $    8,632,488
---------------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.4%
                              Property & Casualty Insurance -- 0.3%
          50,000       5.95   Aspen Insurance Holdings, Ltd., Floating Rate
                              Note (Perpetual)                                                         $    1,263,000
         153,800       7.38   Delphi Financial Group, Inc., Floating Rate Note,
                              5/15/37                                                                       3,869,039
         147,475       5.10   The Allstate Corp., Floating Rate Note, 1/15/53                               3,735,542
                                                                                                       --------------
                                                                                                       $    8,867,581
---------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- 0.1%
       2,000,000       0.00   Pangaea Re, 7/1/18 (Cat Bond) (f)                                        $    2,128,600
                                                                                                       --------------
                              Total Insurance                                                          $   10,996,181
---------------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Electric Utilities -- 0.2%
         164,000              PPL Capital Funding, Inc., 5.9%, 4/30/73                                 $    4,083,600
                                                                                                       --------------
                              Total Utilities                                                          $    4,083,600
---------------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $43,588,706)                                                       $   45,084,532
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 19

---------------------------------------------------------------------------------------------------------------------
                   Floating
Shares             Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.3%
                              BANKS -- 0.3%
                              Diversified Banks -- 0.3%
           5,610              Wells Fargo & Co., 7.5% (Perpetual)                                      $    6,802,097
---------------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $5,839,986)                                                        $    6,802,097
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)
---------------------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 5.7%
                              CONSUMER SERVICES -- 0.1%
                              Hotels, Resorts & Cruise Lines -- 0.1%
       1,072,052              Westgate Resorts 2012-A LLC, 2.25%, 8/20/25
                              (144A)                                                                   $    1,073,725
       1,085,453              Westgate Resorts 2012-A LLC, 3.75%, 8/20/25
                              (144A)                                                                        1,091,847
         216,623              Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                                      217,546
                                                                                                       --------------
                                                                                                       $    2,383,118
                                                                                                       --------------
                              Total Consumer Services                                                  $    2,383,118
---------------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.1%
                              Food Retail -- 0.1%
       3,820,995              CKE Restaurant Holdings, Inc., 4.474%, 3/20/43
                              (144A)                                                                   $    3,874,718
                                                                                                       --------------
                              Total Food & Staples Retailing                                           $    3,874,718
---------------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                              Health Care Distributors -- 0.2%
         713,014       3.08   Drug Royalty II LP 2, Floating Rate Note,
                              7/15/23 (144A)                                                           $      717,149
         180,000       2.41   Progress Residential 2014-SFR1 Trust, Floating
                              Rate Note, 10/17/31 (144A)                                                      177,924
       3,300,000              Spirit Master Funding LLC, 4.6291%, 1/20/45
                              (144A)                                                                        3,345,375
                                                                                                       --------------
                                                                                                       $    4,240,448
                                                                                                       --------------
                              Total Health Care Equipment & Services                                   $    4,240,448
---------------------------------------------------------------------------------------------------------------------
                              BANKS -- 4.1%
                              Thrifts & Mortgage Finance -- 4.1%
         301,766       6.50   ACE Securities Corp., Manufactured Housing Trust
                              Series 2003-MH1, Floating Rate Note, 8/15/30
                              (144A)                                                                   $      303,957
       2,800,000              American Homes 4 Rent 2014-SFR3 Trust, 4.596%,
                              12/18/36 (144A)                                                               2,832,682
         700,000              American Homes 4 Rent 2014-SFR3 Trust, 5.04%,
                              12/18/36 (144A)                                                                 712,355
       2,600,000              Applebee's/IHOP Funding LLC, 4.277%, 9/5/44
                              (144A)                                                                        2,608,510

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         396,512       0.67   Bayview Financial Mortgage Pass-Through Trust
                              2005-C, Floating Rate Note, 6/28/44                                      $      393,828
       1,462,628              Bayview Financial Mortgage Pass-Through Trust
                              2006-A, 5.865%, 2/28/41 (Step)                                                1,506,340
       1,415,551       0.62   Bayview Financial Mortgage Pass-Through Trust
                              Series 2005-B, Floating Rate Note, 4/28/39                                    1,400,924
         179,503              BCMSC Trust 1998-A, 6.65%, 4/15/28                                              180,022
         388,059              Beacon Container Finance LLC, 3.72%, 9/20/27
                              (144A)                                                                          392,892
       1,755,320       0.67   Bear Stearns Asset Backed Securities I Trust
                              2005-FR1, Floating Rate Note, 6/25/35                                         1,728,734
       1,058,851       0.66   Bear Stearns Asset Backed Securities Trust 2006-SD2,
                              Floating Rate Note, 6/25/36                                                   1,040,313
       3,000,000              Capital Automotive Real Estate Investment Trust,
                              3.66%, 10/17/44 (144A)                                                        2,985,060
          88,138       0.57   Carrington Mortgage Loan Trust Series 2005-NC4,
                              Floating Rate Note, 9/25/35                                                      87,320
         400,000       1.36   Chesapeake Funding LLC, Floating Rate Note, 3/4/26                              400,414
       1,400,000              CIT Equipment Collateral 2014-VT1, 3.14%, 2/20/20
                              (144A)                                                                        1,399,839
         290,908              Citicorp Residential Mortgage Trust Series 2006-2,
                              5.775%, 9/25/36 (Step)                                                          304,667
       1,938,194              Citicorp Residential Mortgage Trust Series 2006-3,
                              5.703%, 11/25/36 (Step)                                                       2,047,799
         758,960       4.00   Citigroup Mortgage Loan Trust 2014-A, Floating Rate
                              Note, 1/1/35 (144A)                                                             789,349
       1,935,480       5.04   Countrywide Asset-Backed Certificates, Floating Rate
                              Note, 12/25/35                                                                1,965,715
       1,433,750              Cronos Containers Program I, Ltd., 3.81%, 9/18/27
                              (144A)                                                                        1,434,420
         770,608       1.22   CWABS Asset-Backed Certificates Trust 2004-7,
                              Floating Rate Note, 12/25/34                                                    766,163
         271,094              First Investors Auto Owner Trust 2012-2, 1.47%,
                              5/15/18 (144A)                                                                  271,612
       2,100,000              First Investors Auto Owner Trust 2014-3, 2.97%,
                              11/16/20 (144A)                                                               2,094,473
       1,447,392       0.57   First NLC Trust 2005-2, Floating Rate Note, 9/25/35                           1,440,436
       1,155,534              GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                                    1,163,706
         506,685       0.42   GSAA Home Equity Trust 2005-11, Floating Rate Note,
                              10/25/35                                                                        502,474
         425,088       0.91   GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34                              415,604
       1,454,700       1.52   GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                              Note, 6/25/33                                                                 1,398,073
         825,596       0.47   GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                              Note, 9/25/36 (144A)                                                            781,945
       2,920,000              Hercules Capital Funding Trust 2014-1, 3.524%,
                              4/16/21 (144A)                                                                2,920,000

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 21

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,300,000              HLSS Servicer Advance Receivables Trust, 1.2437%,
                              1/17/45                                                                  $    1,300,000
       1,620,000              HLSS Servicer Advance Receivables Trust, 1.7436%,
                              1/16/46 (144A)                                                                1,620,324
        224,000               HLSS Servicer Advance Receivables Trust, 3.96%,
                              10/15/45 (144A)                                                                 226,957
       3,034,750              HOA Funding LLC, 4.846%, 8/22/44 (144A)                                       2,975,263
         396,865       0.55   Home Equity Asset Trust 2005-7, Floating Rate Note,
                              1/25/36                                                                         394,813
       1,249,496       1.37   HSBC Home Equity Loan Trust USA 2007-3, Floating
                              Rate Note, 11/20/36                                                           1,248,054
       1,577,102              Icon Brand Holdings LLC, 4.229%, 1/25/43 (144A)                               1,571,177
         357,111              Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                 358,396
       1,600,000       1.36   Invitation Homes Trust, Floating Rate Note, 12/17/31
                              (144A)                                                                        1,591,002
        582,139               Irwin Home Equity Loan Trust 2005-1, 5.32%,
                              6/25/35 (Step)                                                                  572,348
       3,276,709       0.39   Irwin Home Equity Loan Trust 2005-1, Floating Rate
                              Note, 6/25/25                                                                 3,035,733
        801,154        1.67   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                              Rate Note, 6/25/28                                                              793,270
        252,012        1.22   Irwin Whole Loan Home Equity Trust 2005-C, Floating
                              Rate Note, 3/25/25                                                              251,744
       1,326,000              Leaf Receivables Funding 8 LLC, 1.55%, 11/15/17
                              (144A)                                                                        1,329,182
       2,203,000              Leaf Receivables Funding 8 LLC, 1.92%, 9/15/20
                              (144A)                                                                        2,208,772
        319,521               Lehman ABS Manufactured Housing Contract Trust
                              2001-B, 5.873%, 5/15/41                                                         344,438
       2,145,289       0.42   Lehman Brothers Small Balance Commercial, Floating
                              Rate Note, 2/25/30 (144A)                                                     2,024,133
       4,939,688       2.15   LSTAR Securities Investment Trust 2014-2, Floating
                              Rate Note, 12/1/19 (144A)                                                     4,856,879
        757,433        2.42   Madison Avenue Manufactured Housing Contract
                              Trust 2002-A, Floating Rate Note, 3/25/32                                       757,252
       1,000,000              Nations Equipment Finance Funding II LLC, 3.276%,
                              1/22/19 (144A)                                                                1,000,000
        333,059        0.32   Nationstar Home Equity Loan Trust 2007-A, Floating
                              Rate Note, 3/25/37                                                              324,371
        908,073        0.87   New Century Home Equity Loan Trust 2005-1, Floating
                              Rate Note, 3/25/35                                                              909,320
       1,672,288       3.75   New Residential Mortgage Loan Trust 2014-1, Floating
                              Rate Note, 1/25/54 (144A)                                                     1,718,139
       1,050,000              NextGear Floorplan Master Owner Trust, 1.92%,
                              10/15/19 (144A)                                                               1,047,933
       1,000,000              NextGear Floorplan Master Owner Trust, 2.61%,
                              10/15/19 (144A)                                                                 997,964

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         430,000       1.82   NovaStar Mortgage Funding Trust Series 2004-4,
                              Floating Rate Note, 3/25/35                                              $      422,703
         558,291       5.91   Origen Manufactured Housing Contract Trust 2004-A,
                              Floating Rate Note, 1/15/35                                                     588,818
         389,494       5.46   Origen Manufactured Housing Contract Trust 2004-B,
                              Floating Rate Note, 11/15/35                                                    398,694
       1,600,000              Oxford Finance Funding Trust 2014-1, 3.475%,
                              12/15/22 (144A)                                                               1,596,384
       1,000,000       1.01   PFS Financing Corp., Floating Rate Note, 10/15/19
                              (144A)                                                                        1,000,002
       1,500,000              Progreso Receivables Funding I LLC, 4.0%, 7/9/18
                              (144A)                                                                        1,509,375
         985,940       0.42   RAAC Series 2006-RP2 Trust, Floating Rate Note,
                              2/25/37 (144A)                                                                  974,240
         505,034       2.64   SASCO Mortgage Pass-Through Certificates Series
                              2004-S4, Floating Rate Note, 12/25/34                                           504,903
       2,500,000       2.21   Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                              9/18/31 (144A)                                                                2,450,905
         229,594              SNAAC Auto Receivables Trust 2013-1, 1.14%,
                              7/16/18 (144A)                                                                  229,801
         267,803              Spirit Master Funding LLC, 5.74%, 3/20/42 (144A)                                299,018
       2,360,514              SpringCastle America Funding LLC, 2.7%, 5/25/23                               2,356,753
       2,800,000              Springleaf Funding Trust 2013-A, 2.58%, 9/15/21
                              (144A)                                                                        2,808,061
       1,200,000              Springleaf Funding Trust 2014-A, 2.41%, 12/15/22
                              (144A)                                                                        1,199,006
         291,752              STORE Master Funding LLC, 4.16%, 3/20/43 (144A)                                 298,528
       2,026,661              STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                               2,188,814
       1,280,603       0.37   Structured Asset Investment Loan Trust 2006-1,
                              Floating Rate Note, 1/25/36                                                   1,245,304
       2,183,520       0.39   Structured Asset Securities Corp., Mortgage Loan Trust
                              2006-GEL4, Floating Rate Note, 10/25/36 (144A)                                2,163,052
         137,181              Structured Asset Securities Corp., 4.77%, 10/25/34
                              (Step)                                                                          142,434
       2,209,104              Sunset Mortgage Loan Co., 2014-NPL2 LLC, 3.721%,
                              11/16/44 (Step) (144A)                                                        2,215,405
         602,829              SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                               599,397
         771,441       1.11   Terwin Mortgage Trust Series TMTS 2003-8HE, Floating
                              Rate Note, 12/25/34                                                             750,100
       2,699,141              Terwin Mortgage Trust Series TMTS 2005-16HE,
                              4.50144%, 9/25/36 (Step)                                                      2,794,315
       3,134,000       2.56   Trafigura Securitisation Finance Plc, Floating Rate Note,
                              10/15/15 (144A)                                                               3,146,943
         800,000       2.41   Trafigura Securitisation Finance Plc, 2014-1, Floating
                              Rate Note, 4/16/18 (144A)                                                       809,000

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 23

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,910,018       2.17   Velocity Commercial Capital Loan Trust 2014-1,
                              Floating Rate Note, 9/25/44 (144A)                                       $    1,890,918
                                                                                                       --------------
                                                                                                       $  104,309,963
                                                                                                       --------------
                              Total Banks                                                              $  104,309,963
---------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.1%
                              Other Diversified Financial Services -- 0.4%
         499,944              AXIS Equipment Finance Receivables II LLC, 4.94%,
                              7/20/18 (144A)                                                           $      503,724
       1,900,000              Capital Auto Receivables Asset Trust/ Ally, 1.74%,
                              10/22/18                                                                      1,906,287
       1,139,034              CNH Equipment Trust 2013-A, 0.69%, 6/15/18                                    1,138,820
       2,340,000       1.27   Homestar Mortgage Acceptance Corp., Floating Rate
                              Note, 1/25/35                                                                 2,282,017
         704,441              Mid-State Capital Trust 2010-1, 5.25%, 12/15/45
                              (144A)                                                                          729,935
       1,931,096              Monty Parent Issuer 1 LLC, 3.47%, 11/20/28 (144A)                             1,932,077
       1,267,627              Sierra Timeshare 2012-2 Receivables Funding LLC,
                              2.38%, 3/20/29 (144A)                                                         1,279,130
         241,766              Sierra Timeshare 2012-3 Receivables Funding LLC,
                              1.87%, 8/20/29 (144A)                                                           242,713
         705,279       1.87   Truman Capital Mortgage Loan Trust, Floating Rate
                              Note, 1/25/34                                                                   697,447
                                                                                                       --------------
                                                                                                       $   10,712,150
---------------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.3%
       3,914,279              Domino's Pizza Master Issuer LLC, 5.216%, 1/27/42
                              (144A)                                                                   $    4,103,546
       1,659,000       0.60   GE Dealer Floorplan Master Note Trust, Floating Rate
                              Note, 10/20/17                                                                1,658,866
          80,680              Hercules Capital Funding Trust 2012-1, 3.32%,
                              12/16/17 (144A)                                                                  81,033
         702,399              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                                   737,741
                                                                                                       --------------
                                                                                                       $    6,581,186
---------------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.3%
         428,000              American Credit Acceptance Receivables Trust 2012-2,
                              4.05%, 2/15/18 (144A)                                                    $      430,057
         206,773              American Credit Acceptance Receivables Trust, 1.64%,
                              11/15/16 (144A)                                                                 206,864
         500,000              AmeriCredit Automobile Receivables Trust 2011-3,
                              4.04%, 7/10/17                                                                  508,984
         800,000              AmeriCredit Automobile Receivables Trust 2013-1,
                              1.57%, 1/8/19                                                                   798,161
         490,733              California Republic Auto Receivables Trust 2012-1,
                              1.18%, 8/15/17 (144A)                                                           491,741

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- (continued)
       1,000,000       0.47   Credit-Based Asset Servicing and Securitization LLC,
                              Floating Rate Note, 7/25/36                                              $      982,176
       1,200,000              First Investors Auto Owner Trust 2013-1, 2.02%,
                              1/15/19 (144A)                                                                1,195,955
       1,325,748              Santander Drive Auto Receivables Trust 2012-1,
                              3.78%, 11/15/17                                                               1,342,399
         850,000              Santander Drive Auto Receivables Trust 2012-5,
                              2.7%, 8/15/18                                                                   864,722
         900,000       0.98   SLM Student Loan Trust 2004-10, Floating Rate Note,
                              4/27/26 (144A)                                                                  901,810
                                                                                                       --------------
                                                                                                       $    7,722,869
---------------------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.1%
       1,312,423              Horizon Funding Trust 2013-1, 3.0%, 5/15/18 (144A)                       $    1,318,165
---------------------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.0%+
         400,000       1.31   Chesapeake Funding LLC, Floating Rate Note,
                              5/7/24 (144A)                                                            $      401,784
                                                                                                       --------------
                              Total Diversified Financials                                             $   26,736,154
---------------------------------------------------------------------------------------------------------------------
                              Government -- 0.1%
       3,481,028       1.52   Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 8/25/24                                       $    3,472,473
                                                                                                       --------------
                              Total Government                                                         $    3,472,473
---------------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $143,928,925)                                                      $  145,016,874
---------------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 14.7%
                              CONSUMER SERVICES -- 0.1%
                              Hotels, Resorts & Cruise Lines -- 0.1%
       3,166,788              Westgate Resorts 2014-1 LLC, 2.15%, 12/20/26
                              (144A)                                                                   $    3,128,851
                                                                                                       --------------
                              Total Consumer Services                                                  $    3,128,851
---------------------------------------------------------------------------------------------------------------------
                              BANKS -- 12.7%
                              Thrifts & Mortgage Finance -- 12.7%
         863,048              A10 Securitization 2013-1 LLC, 2.4%, 11/17/25
                              (144A)                                                                   $      865,424
       2,702,479              A10 Term Asset Financing 2013-2 LLC, 2.62%,
                              11/15/27 (144A)                                                               2,714,408
         487,905       0.61   Alternative Loan Trust 2003-14T1, Floating Rate
                              Note, 8/25/18                                                                   463,767
       1,648,874              Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                             1,725,495
         378,973              Alternative Loan Trust 2003-J1, 4.75%, 10/25/33                                 386,933
         268,015              Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                                 272,616
       2,580,000       0.00   BAMLL Commercial Mortgage Securities Trust
                              2014-FL1, Floating Rate Note, 12/15/31 (f)                                    2,577,165

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 25

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,600,000       0.00   BAMLL Commercial Mortgage Securities Trust
                              2014-INLD, Floating Rate Note, 12/15/29 (f)                              $    1,599,879
         663,339              Banc of America Alternative Loan Trust 2003-2,
                              5.75%, 4/25/33                                                                  687,471
       1,448,672              Banc of America Alternative Loan Trust 2003-7, 5.5%,
                              9/25/33                                                                       1,507,794
         716,823              Banc of America Alternative Loan Trust 2004-10,
                              5.5%, 11/25/19                                                                  723,580
         732,715              Banc of America Alternative Loan Trust 2004-12, 5.5%,
                              1/25/20                                                                         742,238
         798,116              Banc of America Alternative Loan Trust 2004-2, 5.5%,
                              3/25/19                                                                         814,770
         594,097              Banc of America Alternative Loan Trust 2004-4,
                              5.25%, 5/25/19                                                                  600,166
       1,443,225              Banc of America Alternative Loan Trust 2004-6, 5.0%,
                              7/25/19                                                                       1,486,062
       3,660,000       5.37   Banc of America Commercial Mortgage Trust 2006-1,
                              Floating Rate Note, 9/10/45                                                   3,752,422
         712,989              Banc of America Funding 2003-3 Trust, 5.5%,
                              10/25/33                                                                        739,211
       2,061,040       0.53   Banc of America Funding 2004-B Trust, Floating Rate
                              Note, 12/20/34                                                                2,009,957
         330,110       0.28   Banc of America Funding 2010-R4 Trust REMICS,
                              Floating Rate Note, 8/26/36 (144A)                                              328,806
       1,088,470       2.62   Banc of America Mortgage 2003-F Trust, Floating Rate
                              Note, 7/25/33                                                                 1,094,301
       1,009,757              Banc of America Mortgage Trust 2004-11, 5.75%,
                              1/25/35                                                                       1,026,329
          88,078              Banc of America Mortgage Trust 2004-7, 4.5%,
                              8/25/19                                                                          87,202
       1,094,494              Banc of America Mortgage Trust 2004-9, 5.5%,
                              11/25/34                                                                      1,113,169
       2,671,661       0.49   Bayview Commercial Asset Trust 2005-3, Floating Rate
                              Note, 11/25/35 (144A)                                                         2,423,001
       9,246,723              Bayview Commercial Asset Trust 2007-2, 0.0%,
                              7/27/37 (Step) (144A) (c)(d)                                                         --
       6,304,420              Bayview Commercial Asset Trust 2007-4, 3.507978%,
                              9/25/37 (Step) (144A) (c)                                                       315,851
         272,917       2.98   Bayview Opportunity Master Fund Trust, Floating Rate
                              Note, 1/28/33 (144A)                                                            273,436
       2,490,632       0.87   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                              1/25/35                                                                       2,425,034
       1,798,551       0.87   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                              1/25/35                                                                       1,751,204
       2,885,959       0.77   Bear Stearns ALT-A Trust 2004-4, Floating Rate Note,
                              6/25/34                                                                       2,763,776
       1,070,689       0.73   Bear Stearns ALT-A Trust 2005-1, Floating Rate Note,
                              1/25/35                                                                       1,041,115

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         798,250       2.33   Bear Stearns ARM Trust 2003-5, Floating Rate Note,
                              8/25/33                                                                  $      796,202
       3,563,645       2.58   Bear Stearns ARM Trust 2003-6, Floating Rate Note,
                              8/25/33                                                                       3,554,398
       1,000,000       5.21   Bear Stearns Commercial Mortgage Securities Trust
                              2005-PWR7, Floating Rate Note, 2/11/41                                        1,001,237
       2,453,522       5.58   Bear Stearns Commercial Mortgage Securities Trust
                              2006-TOP22, Floating Rate Note, 4/12/38                                       2,544,378
       1,908,898       0.87   Bella Vista Mortgage Trust 2004-1, Floating Rate
                              Note, 11/20/34                                                                1,837,085
       2,210,000       2.11   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)                          2,190,446
       2,460,000       2.01   Carefree Portfolio Trust 2014-CARE, Floating Rate
                              Note, 11/15/29 (144A)                                                         2,451,988
       3,990,000       2.66   CDGJ Commercial Mortgage Trust 2014-BXCH,
                              Floating Rate Note, 12/15/27 (144A)                                           3,991,277
         523,938       2.59   CHL Mortgage Pass-Through Trust 2003-56, Floating
                              Rate Note, 12/25/33                                                             526,767
         898,070       0.33   Citigroup Commercial Mortgage Trust 2007-FL3,
                              Floating Rate Note, 4/15/22 (144A)                                              894,483
         856,991       1.16   Citigroup Mortgage Loan Trust 2010-7 REMICS,
                              Floating Rate Note, 9/25/37 (144A)                                              856,733
       3,216,843       2.18   Citigroup Mortgage Loan Trust, Inc. REMICS, Floating
                              Rate Note, 8/25/34                                                            3,189,844
       1,156,970              Citigroup Mortgage Loan Trust, Inc., 5.5%, 9/25/34                            1,245,237
       1,000,000       4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                              7/17/28 (144A)                                                                  999,102
         512,992       0.61   CNL Commercial Mortgage Loan Trust 2003-2, Floating
                              Rate Note, 10/25/30 (144A)                                                      442,934
       3,931,000              Colony Multifamily Mortgage Trust 2014-1, 2.5432%,
                              4/22/50 (144A)                                                                3,912,434
         450,000              COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%,
                              8/17/45                                                                         472,346
         850,000              COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                 870,764
         915,000              COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                              10/17/45                                                                        912,208
       4,000,000              COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44                                4,256,980
       4,200,000       5.17   COMM 2013-CCRE11 Mortgage Trust, Floating Rate
                              Note, 12/8/50 (144A)                                                          4,574,346
       1,900,000              COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                                 1,909,249
       3,800,000       2.30   COMM 2014-FL5 Mortgage Trust, Floating Rate Note,
                              10/15/31 (144A)                                                               3,787,020
       2,875,000              Commercial Mortgage Pass Through Certificates,
                              2.822%, 10/17/45                                                              2,877,521
       1,571,180       2.10   Commercial Mortgage Pass Through Certificates,
                              Floating Rate Note, 11/19/26 (144A)                                           1,573,836
       2,394,252              Credit Suisse Commercial Mortgage Trust Series
                              2007-C1, 5.361%, 2/15/40                                                      2,527,667

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 27

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         201,082              Credit Suisse First Boston Mortgage Securities Corp.,
                              5.5%, 6/25/33                                                            $      203,807
         479,835       2.58   Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 11/25/33                                                    476,977
       3,402,675       5.23   Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 12/17/40                                                  3,466,920
          76,876       1.52   Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 12/25/33                                                     76,835
         562,532       2.46   Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 6/25/34                                                     545,265
       7,687,807       1.55   CSMC Trust 2013-IVR2, Floating Rate Note, 4/27/43
                              (144A)                                                                        7,176,199
       3,419,271       3.00   CSMC Trust 2013-IVR4, Floating Rate Note, 7/27/43
                              (144A)                                                                        3,421,942
       2,553,497       3.00   CSMC Trust 2013-IVR4, Floating Rate Note, 7/27/43
                              (144A)                                                                        2,567,238
       5,515,845       3.00   CSMC Trust 2014-WIN1, Floating Rate Note, 9/25/44
                              (144A)                                                                        5,598,583
       1,900,000       5.42   DBUBS 2011-LC3 Mortgage Trust, Floating Rate Note,
                              8/12/44 (144A)                                                                2,151,309
       1,895,000       1.46   Del Coronado Trust 2013-DEL, Floating Rate Note,
                              3/16/26 (144A)                                                                1,894,697
       1,100,000       1.26   Extended Stay America Trust 2013-ESH, Floating Rate
                              Note, 12/5/31 (144A)                                                          1,097,236
         424,921       2.57   First Horizon Mortgage Pass-Through Trust 2005-AR1,
                              Floating Rate Note, 4/25/35                                                     424,316
         938,951              Global Mortgage Securitization, Ltd., 5.25%, 4/25/32
                              (144A)                                                                          907,084
       1,804,131       0.44   Global Mortgage Securitization, Ltd., Floating Rate
                              Note, 4/25/32 (144A)                                                          1,731,085
       1,250,000              GS Mortgage Securities Corp., II, 3.377%, 5/10/45                             1,298,050
       1,000,000              GS Mortgage Securities Corp., II, 3.682%, 2/10/46
                              (144A)                                                                        1,016,496
         885,052              GS Mortgage Securities Corp., II, 5.56%, 11/10/39                               936,972
       1,204,925       2.31   GSR Mortgage Loan Trust 2003-9, Floating Rate Note,
                              8/25/33                                                                       1,219,171
       1,832,588       2.69   GSR Mortgage Loan Trust 2004-7, Floating Rate Note,
                              6/25/34                                                                       1,784,019
         987,139       2.63   GSR Mortgage Loan Trust 2005-AR1, Floating Rate
                              Note, 1/25/35                                                                   991,776
       2,097,332       0.52   Homestar Mortgage Acceptance Corp., Floating Rate
                              Note, 6/25/34                                                                 2,067,219
         524,522       0.97   Impac CMB Trust Series 2004-6, Floating Rate Note,
                              10/25/34                                                                        499,083
       2,994,258       0.91   Impac CMB Trust Series 2004-7, Floating Rate Note,
                              11/25/34                                                                      2,841,568
         729,213       0.93   Impac CMB Trust Series 2004-9, Floating Rate Note,
                              1/25/35                                                                         657,937

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,889,682       0.97   Impac Secured Assets CMN Owner Trust, Floating Rate
                              Note, 11/25/34                                                           $    1,877,419
         346,375       0.52   Impac Secured Assets Trust 2006-2, Floating Rate
                              Note, 8/25/36                                                                   339,982
       1,112,006       0.37   Impac Secured Assets Trust 2006-5, Floating Rate
                              Note, 12/25/36                                                                1,045,339
       3,910,234              JP Morgan Chase Commercial Mortgage Securities
                              Corp., 2.84%, 12/17/47                                                        3,902,312
         418,256       0.32   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP9, Floating Rate Note, 5/15/47                                    418,122
       1,600,000              JP Morgan Chase Commercial Mortgage Securities
                              Trust 2010-C2, 3.6159%, 11/15/43 (144A)                                       1,674,907
       1,350,000              JP Morgan Chase Commercial Mortgage Securities
                              Trust 2011-C5, 4.1712%, 8/17/46                                               1,458,462
         900,000       3.98   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2012-C8, Floating Rate Note, 10/17/45 (144A)                              939,106
       1,368,000       3.01   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2013-ALC, Floating Rate Note, 7/17/26 (144A)                            1,377,419
       4,600,000       2.11   JP Morgan Chase Commercial Mortgage Securities Trust
                              2014-CBM, Floating Rate Note, 10/15/29 (144A)                                 4,589,857
       1,260,000       1.51   JP Morgan Chase Commercial Mortgage Securities Trust
                              2014-FL5, Floating Rate Note, 7/15/31 (144A)                                  1,253,436
       1,335,741       2.05   JP Morgan Mortgage Trust 2003-A1, Floating Rate
                              Note, 10/25/33                                                                1,332,229
         821,357       2.49   JP Morgan Mortgage Trust 2003-A1, Floating Rate
                              Note, 10/25/33                                                                  819,935
       1,741,020       2.49   JP Morgan Mortgage Trust 2004-A1, Floating Rate
                              Note, 2/25/34                                                                 1,779,640
         964,696       2.49   JP Morgan Mortgage Trust 2004-A1, Floating Rate
                              Note, 2/25/34                                                                   980,187
         218,810       2.61   JP Morgan Mortgage Trust 2004-A2, Floating Rate
                              Note, 5/25/34                                                                   214,967
       1,053,713       2.20   JP Morgan Mortgage Trust 2004-A5, Floating Rate
                              Note, 12/25/34                                                                1,052,916
         947,133              JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                                 984,103
       1,722,979              JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34                               1,813,148
       7,075,168       3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate Note,
                              3/25/43 (144A)                                                                6,980,092
       4,627,379       2.50   JP Morgan Mortgage Trust 2013-1, Floating Rate Note,
                              3/25/43 (144A)                                                                4,574,914
       1,702,316       3.50   JP Morgan Mortgage Trust 2013-2, Floating Rate Note,
                              5/25/43 (144A)                                                                1,723,462
         958,608       3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 1/25/44 (144A)                                                       979,527
       9,345,259       3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate Note,
                              6/25/29 (144A)                                                                9,507,997
       5,813,306       3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/1/29 (144A)                                                          5,969,766

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 29

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       2,110,086       3.23   JP Morgan Mortgage Trust 2014-IVR3, Floating Rate
                              Note, 8/25/44 (144A)                                                     $    2,120,296
         498,205       2.49   La Hipotecaria Panamanian Mortgage Trust 2010-1,
                              Floating Rate Note, 9/8/39 (144A)                                               517,822
       4,130,149       3.26   La Hipotecaria Panamanian Mortgage Trust 2014-1,
                              Floating Rate Note, 11/24/42 (144A)                                           4,248,891
         188,924              LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%,
                              1/15/31                                                                         191,599
       2,255,000       5.20   LB-UBS Commercial Mortgage Trust 2005-C2 REMICS,
                              Floating Rate Note, 4/15/30                                                   2,271,493
         557,575       5.15   LB-UBS Commercial Mortgage Trust 2005-C2, Floating
                              Rate Note, 4/15/30                                                              558,423
         273,079       1.11   Lehman Brothers Small Balance Commercial
                              Mortgage Trust 2007-3 Class 1A4, Floating Rate Note,
                              10/25/37 (144A)                                                                 271,361
         489,540       0.42   Lehman Brothers Small Balance Commercial, Floating
                              Rate Note, 9/25/30 (144A)                                                       460,935
         880,344       5.35   LSTAR Commercial Mortgage Trust, Floating Rate Note,
                              6/25/43 (144A)                                                                  884,208
         779,611       4.28   MASTR Adjustable Rate Mortgages Trust, Floating Rate
                              Note, 1/25/35                                                                   747,982
         773,904              MASTR Alternative Loan Trust 2004-10, 5.5%,
                              10/25/19                                                                        791,420
       2,184,938              MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                            2,223,932
         581,216       0.64   Mellon Residential Funding Corp., Mortgage
                              Pass-Through Trust Series 2000 TBC2, Floating Rate
                              Note, 6/15/30                                                                   553,245
         832,908       0.60   Mellon Residential Funding Corp. Mortgage
                              Pass-Through Trust Series 2000-TBC3, Floating Rate
                              Note, 12/15/30                                                                  793,029
         258,452       2.35   Merrill Lynch Mortgage Investors Trust Series 2005-2,
                              Floating Rate Note, 10/25/35                                                    260,378
       3,437,515       0.44   Merrill Lynch Mortgage Investors Trust Series 2005-A3,
                              Floating Rate Note, 4/25/35                                                   3,295,339
       3,539,525       5.29   Merrill Lynch Mortgage Trust 2005-LC1, Floating Rate
                              Note, 1/12/44                                                                 3,635,914
       2,307,987       5.47   ML-CFC Commercial Mortgage Trust 2006-1, Floating
                              Rate Note, 2/12/39                                                            2,385,112
       2,813,959       0.45   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                              Floating Rate Note, 11/25/35                                                  2,706,449
       2,680,346       0.95   MortgageIT Trust 2004-1, Floating Rate Note, 11/25/34                         2,601,326
       3,639,146       3.75   New Residential Mortgage Loan Trust 2014-2, Floating
                              Rate Note, 5/26/54 (144A)                                                     3,718,381
       3,900,000       3.75   New Residential Mortgage Loan Trust 2014-3, Floating
                              Rate Note, 11/25/54 (144A)                                                    4,007,250
         264,048       1.36   NorthStar 2012-1 Mortgage Trust, Floating Rate Note,
                              8/27/29 (144A)                                                                  264,050

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       5,309,210       3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                           $    5,413,573
       1,017,267              ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                                       1,017,198
         278,535              PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step)
                              (144A)                                                                          280,787
         374,011              RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                                       380,822
       1,017,834       0.72   RALI Series 2003-QS13 Trust, Floating Rate Note,
                              7/25/33                                                                         943,394
         438,721              RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                                      445,519
       1,936,288              RALI Series 2004-QS13 Trust, 5.0%, 9/25/19                                    1,977,272
       1,096,763              RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                                     1,124,552
       3,317,387       1.81   RESI Finance LP 2003-CB1, Floating Rate Note,
                              7/9/35                                                                        3,211,376
         523,948       1.56   RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                             455,971
         228,736              Residential Asset Securitization Trust 2004-A10, 5.5%,
                              2/25/35                                                                         232,726
         397,669              Residential Asset Securitization Trust 2004-A8, 5.25%,
                              11/25/34                                                                        410,683
       1,323,851              Residential Asset Securitization Trust 2004-A9, 5.75%,
                              12/25/34                                                                      1,378,679
         886,664              RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                                      914,838
       3,123,950       0.83   Sequoia Mortgage Trust 2003-2, Floating Rate Note,
                              6/20/33                                                                       3,007,845
       1,733,847       0.79   Sequoia Mortgage Trust 2003-5, Floating Rate Note,
                              9/20/33                                                                       1,687,155
       1,163,589       0.63   Sequoia Mortgage Trust 2004-12 REMICS, Floating
                              Rate Note, 1/20/35                                                            1,067,738
         943,158       0.85   Sequoia Mortgage Trust 2004-9, Floating Rate Note,
                              10/20/34                                                                        898,868
       1,472,863       0.39   Sequoia Mortgage Trust 2005-2, Floating Rate Note,
                              3/20/35                                                                       1,329,675
       8,554,157       2.33   Sequoia Mortgage Trust 2013-4 REMICS, Floating Rate
                              Note, 4/25/43                                                                 8,066,159
       2,245,991       3.00   Sequoia Mortgage Trust 2013-6, Floating Rate Note,
                              5/26/43                                                                       2,198,964
       3,442,629       2.50   Sequoia Mortgage Trust 2013-7, Floating Rate Note,
                              6/25/43                                                                       3,275,617
       1,683,909       3.00   Sequoia Mortgage Trust 2013-7, Floating Rate Note,
                              6/25/43                                                                       1,661,281
         798,300       2.25   Sequoia Mortgage Trust 2013-8, Floating Rate Note,
                              6/25/43                                                                         779,091
         826,161       3.00   Sequoia Mortgage Trust 2013-8, Floating Rate Note,
                              6/25/43                                                                         818,997
       1,998,881              Sequoia Mortgage Trust 2013-9, 3.5%, 7/25/43
                              (144A)                                                                        2,042,501

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 31

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       6,171,450       1.81   Sequoia Mortgage Trust, Floating Rate Note, 12/26/42                     $    5,720,650
          60,976       3.00   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42                              60,043
       1,463,546       2.22   Springleaf Mortgage Loan Trust 2012-2, Floating Rate
                              Note, 10/25/57 (144A)                                                         1,483,171
         750,000       3.79   Springleaf Mortgage Loan Trust, Floating Rate Note,
                              6/25/58 (144A)                                                                  755,603
         719,287       2.37   Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 1/25/35                                                     714,099
         387,640       2.43   Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 11/25/34                                                    381,355
       4,276,352       0.84   Structured Asset Mortgage Investments II Trust
                              2004-AR8, Floating Rate Note, 5/19/35                                         4,169,392
       1,107,684       0.90   Structured Asset Mortgage Investments Trust
                              2003-AR2, Floating Rate Note, 12/19/33                                        1,064,315
         741,829       2.58   Structured Asset Securities Corp., Mortgage Certificates
                              Series 2003-31A, Floating Rate Note, 10/25/33                                   735,713
         769,559       0.47   Structured Asset Securities Corp., Trust 2005-14,
                              Floating Rate Note, 7/25/35                                                     682,251
         835,663       2.15   Thornburg Mortgage Securities Trust 2003-3, Floating
                              Rate Note, 6/25/43                                                              830,007
       2,894,782       0.91   Thornburg Mortgage Securities Trust 2004-3, Floating
                              Rate Note, 9/25/34                                                            2,806,624
       4,470,000              TimberStar Trust 1 REMICS, 5.668%, 10/15/36
                              (144A)                                                                        4,758,650
       1,435,000              TimberStar Trust 1, 5.7467%, 10/15/36 (144A)                                  1,518,168
         671,361              VOLT XXIII LLC, 3.625%, 11/25/53 (Step)                                         673,828
       2,204,237       2.44   WaMu Mortgage Pass-Through Certificates Series
                              2003-AR6 Trust, Floating Rate Note, 6/25/33                                   2,207,444
       3,139,261       2.39   WaMu Mortgage Pass-Through Certificates, Floating
                              Rate Note, 1/25/35                                                            3,152,006
       1,233,457       0.99   Wells Fargo Alternative Loan 2005-2 Trust, Floating
                              Rate Note, 10/25/35                                                           1,225,295
       1,927,000              Wells Fargo Commercial Mortgage Trust 2012-LC5
                              REMICS, 3.539%, 10/17/45                                                      1,983,993
       1,800,000       1.19   Wells Fargo Commercial Mortgage Trust 2014-TISH,
                              Floating Rate Note, 2/16/27 (144A)                                            1,799,710
       2,797,929              Wells Fargo Commercial Mortgage Trust, 3.349%,
                              11/18/43 (144A)                                                               2,902,099
         220,917       2.55   Wells Fargo Mortgage Backed Securities 2003-L Trust,
                              Floating Rate Note, 11/25/33                                                    216,829
         948,305       2.62   Wells Fargo Mortgage Backed Securities 2004-K Trust,
                              Floating Rate Note, 7/25/34                                                     952,148
         199,137              Wells Fargo Mortgage Backed Securities 2006-16
                              Trust, 5.0%, 11/25/36                                                           205,212
         931,935       2.62   Wells Fargo Mortgage Backed Securities Trust, Floating
                              Rate Note, 8/25/34                                                              934,458

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         350,000       5.39   WF-RBS Commercial Mortgage Trust 2011-C2,
                              Floating Rate Note, 2/15/44 (144A)                                       $      383,689
                                                                                                       --------------
                                                                                                       $  321,996,960
                                                                                                       --------------
                              Total Banks                                                              $  321,996,960
---------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Other Diversified Financial Services -- 0.4%
       1,800,000       2.10   Colony American Homes 2014-1, Floating Rate Note,
                              5/19/31 (144A)                                                           $    1,752,152
       1,923,611       0.41   GE Business Loan Trust 2005-1, Floating Rate Note,
                              6/15/33 (144A)                                                                1,867,398
       1,768,518       0.33   GE Business Loan Trust 2007-1, Floating Rate Note,
                              4/16/35 (144A)                                                                1,680,718
       2,400,000       5.07   Morgan Stanley Capital I Trust 2005-HQ6 REMICS,
                              Floating Rate Note, 8/13/42                                                   2,435,587
       1,000,000              Morgan Stanley Capital I Trust 2007-HQ13, 5.569%,
                              12/15/44                                                                      1,073,743
         700,000              Spirit Master Funding VII LLC, 3.8868%, 12/20/43                                714,020
                                                                                                       --------------
                                                                                                       $    9,523,618
---------------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.0%+
         600,000       1.60   American Homes 4 Rent 2014-SFR1, Floating Rate
                              Note, 6/17/31                                                            $      588,595
                                                                                                       --------------
                              Total Diversified Financials                                             $   10,112,213
---------------------------------------------------------------------------------------------------------------------
                              Government -- 1.5%
          76,356              Federal Home Loan Mortgage Corp., REMICS, 5.0%,
                              6/15/33                                                                  $       76,365
          27,716              Federal Home Loan Mortgage Corp., REMICS, 5.0%,
                              6/15/34                                                                          27,706
       1,250,000       4.16   Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 9/26/44 (144A)                                                          1,279,064
           3,592              Federal National Mortgage Association REMICS,
                              10.3%, 4/25/19                                                                    3,994
         766,556              Federal National Mortgage Association REMICS,
                              4.5%, 6/25/29                                                                   831,790
         733,022              Federal National Mortgage Association REMICS,
                              5.0%, 7/25/33                                                                   739,053
         120,820              Federal National Mortgage Association REMICS,
                              5.0%, 9/25/39                                                                   125,231
         850,000       5.43   FREMF Mortgage Trust 2010-K7, Floating Rate Note,
                              5/25/29 (144A)                                                                  946,578
         600,000       5.24   FREMF Mortgage Trust 2010-K8, Floating Rate Note,
                              9/25/43 (144A)                                                                  663,218
         890,000       5.19   FREMF Mortgage Trust 2010-K9 REMICS, Floating Rate
                              Note, 9/25/45 (144A)                                                            982,210
       1,500,000       4.62   FREMF Mortgage Trust 2011-K10 , Floating Rate Note,
                              11/25/49 (144A)                                                               1,610,998

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 33

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
       5,380,000       4.77   FREMF Mortgage Trust 2011-K702, Floating Rate Note,
                              4/25/44 (144A)                                                           $    5,720,758
       1,250,000       4.88   FREMF Mortgage Trust 2011-K703, Floating Rate Note,
                              7/25/44 (144A)                                                                1,334,444
         900,000       3.20   FREMF Mortgage Trust 2013-K502, Floating Rate Note,
                              3/27/45 (144A)                                                                  893,071
       3,000,000       3.27   FREMF Mortgage Trust 2013-K713, Floating Rate Note,
                              4/25/46 (144A)                                                                2,975,817
       2,401,000       3.08   FREMF Mortgage Trust 2014-K503, Floating Rate Note,
                              10/25/19 (144A)                                                               2,400,594
         650,000       3.46   FREMF Mortgage Trust Class B, Floating Rate Note,
                              11/25/46 (144A)                                                                 665,392
         858,000       3.82   FREMF Mortgage Trust Class B, Floating Rate Note,
                              6/25/47 (144A)                                                                  884,655
       5,000,000       4.29   FREMF Mortgage Trust Class B, Floating Rate Note,
                              7/25/48 (144A)                                                                5,228,025
       5,921,528              Government National Mortgage Association REMICS,
                              2.1%, 2/16/48                                                                 5,922,517
       1,631,838              Government National Mortgage Association, 3.0%,
                              4/20/41                                                                       1,687,288
         103,570              Government National Mortgage Association, 4.973%,
                              4/16/42                                                                         106,019
         733,758              Government National Mortgage Association, 5.25%,
                              8/16/35                                                                         817,603
      11,225,471       1.01   Government National Mortgage Association, Floating
                              Rate Note, 2/16/53 (c)                                                          832,907
       7,673,189       1.02   Government National Mortgage Association, Floating
                              Rate Note, 3/16/53 (c)                                                          518,332
      12,185,632       1.02   Government National Mortgage Association, Floating
                              Rate Note, 8/16/52 (c)                                                          721,828
      12,077,103       1.05   Government National Mortgage Association, Floating
                              Rate Note, 9/16/52 (c)                                                          893,476
                                                                                                       --------------
                                                                                                       $   38,888,933
                                                                                                       --------------
                              Total Government                                                         $   38,888,933
---------------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $372,649,510)                                                      $  374,126,957
---------------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 37.6%
                              ENERGY -- 5.5%
                              Oil & Gas Drilling -- 0.7%
       5,465,000              Diamond Offshore Drilling, Inc., 3.45%, 11/1/23                          $    5,072,017
       4,725,000              Ensco Plc, 4.5%, 10/1/24                                                      4,592,591
       1,025,000              Pride International, Inc., 6.875%, 8/15/20                                    1,150,021
       6,185,000              Rowan Companies, Inc., 4.75%, 1/15/24                                         5,837,817
                                                                                                       --------------
                                                                                                       $   16,652,446
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.3%
       2,250,000              Halliburton Co., 7.6%, 8/15/96 (144A)                                    $    3,269,153
         125,000              Weatherford International, Ltd., Bermuda, 5.95%,
                              4/15/42                                                                         105,841
       2,815,000              Weatherford International, Ltd., Bermuda, 9.625%,
                              3/1/19                                                                        3,338,815
                                                                                                       --------------
                                                                                                       $    6,713,809
---------------------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.4%
       5,350,000              ConocoPhillips Co., 3.35%, 11/15/24                                      $    5,405,356
       1,000,000              Rosneft Finance SA, 6.625%, 3/20/17 (144A)                                      930,000
       2,080,000              Rosneft Finance SA, 7.5%, 7/18/16 (144A)                                      1,995,240
       1,000,000              Rosneft Finance SA, 7.875%, 3/13/18 (144A)                                      921,762
                                                                                                       --------------
                                                                                                       $    9,252,358
---------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.4%
       1,500,000              Approach Resources, Inc., 7.0%, 6/15/21                                  $    1,110,000
       1,290,000              Baytex Energy Corp., 5.125%, 6/1/21 (144A)                                    1,096,500
       2,230,000              Canadian Natural Resources, Ltd., 6.5%, 2/15/37                               2,555,083
       1,800,000              EP Energy LLC, 9.375%, 5/1/20                                                 1,818,000
         901,000              Marathon Oil Corp., 5.9%, 3/15/18                                             1,001,457
       1,400,000              Newfield Exploration Co., 5.625%, 7/1/24                                      1,385,125
         608,295              Ras Laffan Liquefied Natural Gas Co., Ltd. III,
                              5.832%, 9/30/16 (144A)                                                          633,387
                                                                                                       --------------
                                                                                                       $    9,599,552
---------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.7%
       7,040,000              EnLink Midstream Partners LP, 4.4%, 4/1/24                               $    7,131,809
       3,800,000              Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                 4,687,072
       2,825,000              Valero Energy Corp., 6.625%, 6/15/37                                          3,335,362
       2,890,000              Valero Energy Corp., 9.375%, 3/15/19                                          3,604,209
                                                                                                       --------------
                                                                                                       $   18,758,452
---------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 2.6%
       2,750,000              Boardwalk Pipelines LP, 4.95%, 12/15/24                                  $    2,734,017
       5,425,000              Buckeye Partners LP, 4.15%, 7/1/23                                            5,287,086
       2,900,000              DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                      3,627,337
       3,950,000       5.85   DCP Midstream LLC, Floating Rate Note, 5/21/43
                              (144A)                                                                        3,831,500
       1,200,000       3.26   Energy Transfer Partners LP, Floating Rate Note,
                              11/1/66                                                                       1,074,000
       5,310,000              Enterprise Products Operating LLC, 3.9%, 2/15/24                              5,408,171
       5,100,000              EQT Midstream Partners LP, 4.0%, 8/1/24                                       5,050,352
       4,675,000              Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                               4,684,397
       3,250,000              Kinder Morgan Energy Partners LP, 5.95%, 2/15/18                              3,588,010
       5,300,000              Plains All American Pipeline LP, 4.9%, 2/15/45                                5,386,114
       1,675,000              Regency Energy Partners LP, 8.375%, 6/1/19 (144A)                             1,754,562

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 35

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- (continued)
       3,500,000              Sabine Pass LNG LP, 6.5%, 11/1/20                                        $    3,535,000
       2,475,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                                     2,750,121
       1,500,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                                    1,694,844
       5,825,000              Sunoco Logistics Partners Operations LP, 4.25%,
                              4/1/24                                                                        5,890,537
       2,200,000              Sunoco Logistics Partners Operations LP, 6.1%,
                              2/15/42                                                                       2,386,166
       2,475,000              The Williams Companies, Inc., 7.75%, 6/15/31                                  2,650,547
       5,980,000              Williams Partners LP, 4.3%, 3/4/24                                            5,969,009
                                                                                                       --------------
                                                                                                       $   67,301,770
---------------------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 0.4%
       5,275,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                             $    5,457,932
       4,750,000              Sinopec Group Overseas Development 2014, Ltd.,
                              4.375%, 4/10/24 (144A)                                                        4,982,470
                                                                                                       --------------
                                                                                                       $   10,440,402
                                                                                                       --------------
                              Total Energy                                                             $  138,718,789
---------------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.8%
                              Diversified Chemicals -- 0.2%
       4,845,000              CF Industries, Inc., 5.15%, 3/15/34                                      $    5,067,865
         980,000              Eastman Chemical Co., 4.8%, 9/1/42                                              991,038
                                                                                                       --------------
                                                                                                       $    6,058,903
---------------------------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.4%
       7,600,000              Agrium, Inc., 5.25%, 1/15/45                                             $    8,208,874
       2,675,000              Monsanto Co., 3.375%, 7/15/24                                                 2,717,987
                                                                                                       --------------
                                                                                                       $   10,926,861
---------------------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.2%
       3,328,000              CEMEX Espana SA, 9.875%, 4/30/19 (144A)                                  $    3,652,480
         475,000              Holcim US Finance Sarl & Cie SCS, 6.0%,
                              12/30/19 (144A)                                                                 543,668
                                                                                                       --------------
                                                                                                       $    4,196,148
---------------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.3%
       1,850,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                                  $    1,744,247
       1,650,000              Freeport-McMoRan, Inc., 4.55%, 11/14/24                                       1,602,196
       4,300,000              Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                              10/7/20 (144A)                                                                3,612,000
                                                                                                       --------------
                                                                                                       $    6,958,443
---------------------------------------------------------------------------------------------------------------------
                              Steel -- 0.3%
       3,550,000              Commercial Metals Co., 4.875%, 5/15/23                                   $    3,390,250
       1,175,000              Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                  1,146,517
       3,135,000              Worthington Industries, Inc., 4.55%, 4/15/26                                  3,318,172
                                                                                                       --------------
                                                                                                       $    7,854,939
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.4%
       1,285,000              Clearwater Paper Corp., 4.5%, 2/1/23                                     $    1,252,875
       6,975,000              International Paper Co., 3.65%, 6/15/24                                       6,969,992
       1,280,000              Resolute Forest Products, Inc., 5.875%, 5/15/23                               1,216,000
                                                                                                       --------------
                                                                                                       $    9,438,867
                                                                                                       --------------
                              Total Materials                                                          $   45,434,161
---------------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.5%
                              Aerospace & Defense -- 0.1%
       1,960,000              Bombardier, Inc., 4.75%, 4/15/19                                         $    1,967,350
---------------------------------------------------------------------------------------------------------------------
                              Building Products -- 0.6%
         825,000              Masco Corp., 5.95%, 3/15/22                                              $      915,750
       4,260,000              Masco Corp., 7.125%, 3/15/20                                                  4,920,300
       5,150,000              Owens Corning, 4.2%, 12/1/24                                                  5,082,360
       3,600,000       5.75   Stanley Black & Decker, Inc., Floating Rate Note,
                              12/15/53                                                                      3,879,000
                                                                                                       --------------
                                                                                                       $   14,797,410
---------------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
       2,950,000              Tyco Electronics Group SA, 6.55%, 10/1/17                                $    3,320,606
---------------------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery &
                              Heavy Trucks -- 0.2%
       3,200,000              Cummins, Inc., 5.65%, 3/1/98                                             $    3,935,437
         910,000              Cummins, Inc., 6.75%, 2/15/27                                                 1,170,356
                                                                                                       --------------
                                                                                                       $    5,105,793
---------------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.0%+
         604,000              Valmont Industries, Inc., 6.625%, 4/20/20                                $      708,873
---------------------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.5%
       2,800,000              Aircastle, Ltd., 6.75%, 4/15/17                                          $    2,989,000
       2,260,000              GATX Corp., 5.2%, 3/15/44                                                     2,464,937
       5,660,000              GATX Corp., 6.0%, 2/15/18                                                     6,293,880
                                                                                                       --------------
                                                                                                       $   11,747,817
                                                                                                       --------------
                              Total Capital Goods                                                      $   37,647,849
---------------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.6%
                              Airlines -- 0.3%
       4,761,528              Air Canada 2013-1 Class A Pass Through Trust,
                              4.125%, 11/15/26 (144A)                                                  $    4,809,144
       2,350,000              Southwest Airlines Co., 2.75%, 11/6/19                                        2,362,202
       1,456,320              US Airways 2013-1 Class A Pass Through Trust,
                              3.95%, 5/15/27                                                                1,485,447
                                                                                                       --------------
                                                                                                       $    8,656,793
---------------------------------------------------------------------------------------------------------------------
                              Railroads -- 0.3%
       6,650,000              TTX Co., 3.6%, 1/15/25 (144A)                                            $    6,804,909
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 37

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Trucking -- 0.0%+
         529,000              Asciano Finance, Ltd., 4.625%, 9/23/20 (144A)                            $      552,412
                                                                                                       --------------
                              Total Transportation                                                     $   16,014,114
---------------------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.5%
                              Auto Parts & Equipment -- 0.2%
       5,400,000              Delphi Corp., 4.15%, 3/15/24                                             $    5,581,910
---------------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.3%
         655,000              Hyundai Motor Manufacturing Czech s.r.o., 4.5%,
                              4/15/15 (144A)                                                           $      660,951
         790,000              Nissan Motor Acceptance Corp., 4.5%, 1/30/15
                              (144A)                                                                          792,304
       5,000,000              Toyota Motor Credit Corp., 2.125%, 7/18/19                                    5,014,825
                                                                                                       --------------
                                                                                                       $    6,468,080
                                                                                                       --------------
                              Total Automobiles & Components                                           $   12,049,990
---------------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Home Furnishings -- 0.0%+
         800,000              Mohawk Industries, Inc., 3.85%, 2/1/23                                   $      800,322
                                                                                                       --------------
                              Total Consumer Durables & Apparel                                        $      800,322
---------------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.5%
                              Casinos & Gaming -- 0.2%
       1,010,000              GLP Capital LP, 4.375%, 11/1/18                                          $    1,032,725
       3,550,000              MGM Resorts International, 6.0%, 3/15/23                                      3,567,750
                                                                                                       --------------
                                                                                                       $    4,600,475
---------------------------------------------------------------------------------------------------------------------
                              Education Services -- 0.3%
       1,000,000              Bowdoin College, 4.693%, 7/1/12                                          $    1,040,777
       2,600,000              President and Fellows of Harvard College, 2.3%,
                              10/1/23                                                                       2,512,895
       3,550,000              Tufts University, 5.017%, 4/15/12                                             3,871,396
                                                                                                       --------------
                                                                                                       $    7,425,068
---------------------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.0%+
       1,300,000              Sotheby's, 5.25%, 10/1/22 (144A)                                         $    1,228,500
                                                                                                       --------------
                              Total Consumer Services                                                  $   13,254,043
---------------------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.8%
                              Broadcasting -- 0.5%
       6,125,000              CBS Corp., 3.7%, 8/15/24                                                 $    6,108,224
       6,200,000              DIRECTV Holdings LLC, 3.8%, 3/15/22                                           6,307,694
                                                                                                       --------------
                                                                                                       $   12,415,918
---------------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.3%
         800,000              CCOH Safari LLC, 5.75%, 12/1/24                                          $      809,000
       4,900,000              DIRECTV Holdings LLC, 3.95%, 1/15/25                                          4,938,558

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- (continued)
       2,550,000              Intelsat Jackson Holdings SA, 7.25%, 4/1/19                              $    2,661,562
                                                                                                       --------------
                                                                                                       $    8,409,120
                                                                                                       --------------
                              Total Media                                                              $   20,825,038
---------------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.5%
                              Catalog Retail -- 0.2%
       6,325,000              QVC, Inc., 4.45%, 2/15/25                                                $    6,181,827
---------------------------------------------------------------------------------------------------------------------
                              Internet Retail -- 0.2%
       4,300,000              Expedia, Inc., 4.5%, 8/15/24                                             $    4,342,015
         800,000              Expedia, Inc., 5.95%, 8/15/20                                                   893,979
                                                                                                       --------------
                                                                                                       $    5,235,994
---------------------------------------------------------------------------------------------------------------------
                              Homefurnishing Retail -- 0.1%
       2,000,000              Bed Bath & Beyond, Inc., 3.749%, 8/1/24                                  $    2,027,572
                                                                                                       --------------
                              Total Retailing                                                          $   13,445,393
---------------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.4%
                              Drug Retail -- 0.1%
         650,000              CVS Health Corp., 2.25%, 8/12/19                                         $      647,285
         668,888              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                  729,088
       1,400,714              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                1,611,514
                                                                                                       --------------
                                                                                                       $    2,987,887
---------------------------------------------------------------------------------------------------------------------
                              Food Retail -- 0.3%
       7,475,000              Walgreens Boots Alliance, Inc., 3.8%, 11/18/24                           $    7,623,752
                                                                                                       --------------
                              Total Food & Staples Retailing                                           $   10,611,639
---------------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.7%
                              Agricultural Products -- 0.2%
       5,175,000              Viterra, Inc., 5.95%, 8/1/20 (144A)                                      $    5,713,510
---------------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.4%
       4,200,000              Grupo Bimbo SAB de CV, 3.875%, 6/27/24 (144A)                            $    4,216,506
       3,240,000              Kraft Foods Group, Inc., 3.5%, 6/6/22                                         3,320,067
       2,581,000              Mondelez International, Inc., 6.5%, 2/9/40                                    3,439,789
                                                                                                       --------------
                                                                                                       $   10,976,362
---------------------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.1%
       1,050,000              Lorillard Tobacco Co., 3.75%, 5/20/23                                    $    1,040,001
                                                                                                       --------------
                              Total Food, Beverage & Tobacco                                           $   17,729,873
---------------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                              Health Care Equipment -- 0.7%
      10,525,000              Becton Dickinson and Co., 3.734%, 12/15/24                               $   10,836,277
       7,300,000              Medtronic, Inc., 4.625%, 3/15/45 (144A)                                       7,913,127
                                                                                                       --------------
                                                                                                       $   18,749,404
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 39

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.1%
       2,600,000              Catholic Health Initiatives, 4.35%, 11/1/42                              $    2,581,311
---------------------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.1%
       2,400,000              NYU Hospitals Center, 4.428%, 7/1/42                                     $    2,431,553
                                                                                                       --------------
                              Total Health Care Equipment & Services                                   $   23,762,268
---------------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.7%
                              Biotechnology -- 0.3%
       7,550,000              Gilead Sciences, Inc., 4.5%, 2/1/45                                      $    8,049,319
---------------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.3%
       3,150,000              Johnson & Johnson, 4.375%, 12/5/33                                       $    3,528,318
       4,275,000              Perrigo Finance Plc, 3.5%, 12/15/21                                           4,324,864
                                                                                                       --------------
                                                                                                       $    7,853,182
---------------------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
        894,000               Agilent Technologies, Inc., 6.5%, 11/1/17                                $      992,314
                                                                                                       --------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                                            $   16,894,815
---------------------------------------------------------------------------------------------------------------------
                              BANKS -- 4.4%
                              Diversified Banks -- 3.4%
       5,215,000              Australia & New Zealand Banking Group, Ltd., 4.5%,
                              3/19/24 (144A)                                                           $    5,323,582
       1,150,000              Bank of America Corp., 4.2%, 8/26/24                                          1,171,534
       1,100,000              Bank of America Corp., 7.75%, 8/15/15                                         1,145,320
       3,150,000       6.50   Bank of America Corp., Floating Rate Note, 10/23/49                           3,206,385
       2,350,000       6.25   Bank of America Corp., Floating Rate Note, 9/29/49                            2,322,827
       3,515,000              Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                      3,866,191
       2,400,000              BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                2,412,000
       3,815,000              BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                                  4,131,264
       2,295,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                               2,260,575
       3,435,000              Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                              Netherlands, 3.875%, 2/8/22                                                   3,654,071
       6,425,000              Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                              Netherlands, 3.95%, 11/9/22                                                   6,544,691
       5,075,000       6.62   Credit Agricole SA, Floating Rate Note, 12/31/64
                              (144A)                                                                        4,918,944
         625,000              Export-Import Bank of Korea, 5.875%, 1/14/15                                    625,732
       5,425,000              First Tennessee Bank NA, 2.95%, 12/1/19                                       5,411,063
       1,305,000              HSBC Bank Plc, 7.65%, 5/1/25                                                  1,695,059
       3,940,000              HSBC Holdings Plc, 4.25%, 3/14/24                                             4,099,893
       3,476,000              Intesa Sanpaolo S.p.A., 3.625%, 8/12/15 (144A)                                3,522,947
       1,400,000              Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                  1,619,594
         840,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                                     969,699
       4,350,000              Merrill Lynch & Co., Inc., 7.75%, 5/14/38                                     6,143,522

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
       4,500,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                                    $    4,672,467
       5,600,000       6.12   Nordea Bank AB, Floating Rate Note (Perpetual)
                              (144A)                                                                        5,539,800
         947,368       2.99   SBP DPR Finance Co., Floating Rate Note, 3/15/17
                              (144A)                                                                          946,223
       2,600,000       4.50   Scotiabank Peru SAA, Floating Rate Note, 12/13/27
                              (144A)                                                                        2,524,600
       2,200,000              Standard Chartered Bank, 6.4%, 9/26/17 (144A)                                 2,454,225
       4,800,000              Standard Chartered Plc, 3.95%, 1/11/23 (144A)                                 4,632,187
                                                                                                       --------------
                                                                                                       $   85,814,395
---------------------------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.9%
       1,190,000              CoBank ACB, 7.875%, 4/16/18 (144A)                                       $    1,397,641
       3,350,000              HSBC Bank USA NA New York NY, 6.0%, 8/9/17                                    3,703,432
       2,505,000              Mellon Funding Corp., 5.5%, 11/15/18                                          2,821,807
       1,435,000              PNC Bank NA, 6.0%, 12/7/17                                                    1,602,123
       1,025,000              SunTrust Banks, Inc., 3.5%, 1/20/17                                           1,068,516
       6,273,000       4.45   The PNC Financial Services Group, Inc., Floating Rate
                              Note (Perpetual)                                                              6,273,000
       1,320,000       6.75   The PNC Financial Services Group, Inc., Floating Rate
                              Note (Perpetual)                                                              1,448,700
       3,540,000              Wells Fargo Bank NA, 6.0%, 11/15/17                                           3,968,032
                                                                                                       --------------
                                                                                                       $   22,283,251
---------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 0.1%
       2,300,000              Astoria Financial Corp., 5.0%, 6/19/17                                   $    2,427,652
                                                                                                       --------------
                              Total Banks                                                              $  110,525,298
---------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 4.9%
                              Diversified Banks -- 0.1%
       2,850,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                          $    2,778,750
---------------------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 1.2%
       3,000,000              Alterra Finance LLC, 6.25%, 9/30/20                                      $    3,482,691
       5,930,000              Carlyle Holdings II Finance LLC, 5.625%, 3/30/43
                              (144A)                                                                        6,858,508
       4,860,000              General Electric Capital Corp., 5.3%, 2/11/21                                 5,550,057
       4,400,000       7.12   General Electric Capital Corp., Floating Rate Note
                              (Perpetual)                                                                   5,120,500
       1,400,000              Grain Spectrum Funding II LLC, 3.29%, 10/10/19
                              (144A)                                                                        1,407,280
       1,525,000       5.15   JPMorgan Chase & Co., Floating Rate Note (Perpetual)                          1,436,550
       1,890,000       6.12   JPMorgan Chase & Co., Floating Rate Note, 12/29/49                            1,885,256
       4,815,000       6.75   JPMorgan Chase & Co., Floating Rate Note, 8/29/49                             5,079,825
       1,250,000       0.00   Tiers Trust, Floating Rate Note, 10/15/97 (144A) (e)                          1,099,806
                                                                                                       --------------
                                                                                                       $   31,920,473
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 41

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Multi-Sector Holdings -- 0.0%+
       1,200,000              Fidelity National Financial, Inc., 5.5%, 9/1/22                          $    1,307,368
---------------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.6%
       3,525,000              Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                       $    3,992,062
       3,200,000              BM&FBovespa SA, 5.5%, 7/16/20 (144A)                                          3,392,000
       2,980,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                 3,255,650
       1,475,000              LeasePlan Corp., NV, 2.5%, 5/16/18 (144A)                                     1,475,633
       2,000,000              National Rural Utilities Cooperative Finance Corp.,
                              5.45%, 2/1/18                                                                 2,227,294
                                                                                                       --------------
                                                                                                       $   14,342,639
---------------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.9%
       5,050,000              Ally Financial, Inc., 5.125%, 9/30/24                                    $    5,125,750
       5,985,000              American Honda Finance Corp., 1.2%, 7/14/17                                   5,964,154
       1,465,000              Capital One Bank USA NA, 8.8%, 7/15/19                                        1,826,714
       6,650,000              Capital One Financial Corp., 3.75%, 4/24/24                                   6,793,633
       2,245,000              Hyundai Capital America, 1.45%, 2/6/17 (144A)                                 2,236,563
                                                                                                       --------------
                                                                                                       $   21,946,814
---------------------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 1.1%
       2,525,000              Affiliated Managers Group, Inc., 4.25%, 2/15/24                          $    2,630,709
       1,725,000              Blackstone Holdings Finance Co., LLC, 5.0%,
                              6/15/44 (144A)                                                                1,852,959
       4,200,000              Blackstone Holdings Finance Co., LLC, 4.75%,
                              2/15/23 (144A)                                                                4,566,505
         875,000              Blackstone Holdings Finance Co., LLC, 6.25%,
                              8/15/42 (144A)                                                                1,092,102
         733,000              Eaton Vance Corp., 6.5%, 10/2/17                                                822,419
       5,025,000              KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)                            5,722,606
       2,400,000              Legg Mason, Inc., 3.95%, 7/15/24                                              2,433,538
       4,290,000              Legg Mason, Inc., 5.625%, 1/15/44                                             4,907,147
       2,000,000              The Bank of New York Mellon Corp., 4.95%, 3/15/15                             2,015,946
       1,250,000       4.50   The Bank of New York Mellon Corp., Floating Rate
                              Note (Perpetual)                                                              1,152,344
                                                                                                       --------------
                                                                                                       $   27,196,275
---------------------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 1.0%
       2,730,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                              $    3,092,200
       5,100,000              Morgan Stanley, 4.1%, 5/22/23                                                 5,163,434
         300,000              Morgan Stanley, 4.875%, 11/1/22                                                 318,623
         643,000              North American Development Bank, 2.3%, 10/10/18                                 651,153
       6,025,000              TD Ameritrade Holding Corp., 3.625%, 4/1/25                                   6,106,416
       3,375,000              The Goldman Sachs Group, Inc., 6.75%, 10/1/37                                 4,243,641
       4,400,000              UBS AG, 7.625%, 8/17/22                                                       5,180,366
                                                                                                       --------------
                                                                                                       $   24,755,833
                                                                                                       --------------
                              Total Diversified Financials                                             $  124,248,152
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 7.0%
                              Insurance Brokers -- 0.2%
       5,000,000              Brown & Brown, Inc., 4.2%, 9/15/24                                       $    5,056,800
---------------------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 1.0%
       1,690,000              Lincoln National Corp., 8.75%, 7/1/19                                    $    2,111,706
       6,325,000              MetLife Capital Trust IV, 7.875%, 12/15/67 (144A)                             8,080,188
       4,250,000              Protective Life Corp., 7.375%, 10/15/19                                       5,114,429
       1,090,000              Prudential Financial, Inc., 4.5%, 11/16/21                                    1,188,287
       1,500,000       5.62   Prudential Financial, Inc., Floating Rate Note, 6/15/43                       1,533,450
       2,140,000       8.88   Prudential Financial, Inc., Floating Rate Note, 6/15/68                       2,498,450
       1,800,000       5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42                       1,899,000
       3,205,000              Teachers Insurance & Annuity Association of America,
                              6.85%, 12/16/39 (144A)                                                        4,377,482
                                                                                                       --------------
                                                                                                       $   26,802,992
---------------------------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.7%
       3,900,000              Assurant, Inc., 4.0%, 3/15/23                                            $    4,003,408
       2,335,000              AXA SA, 8.6%, 12/15/30                                                        3,172,165
       5,325,000              Liberty Mutual Insurance Co., 7.697% (Perpetual)
                              (144A)                                                                        6,726,641
       2,650,000              Loews Corp., 5.25%, 3/15/16                                                   2,784,525
                                                                                                       --------------
                                                                                                       $   16,686,739
---------------------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.6%
       1,850,000              Delphi Financial Group, Inc., 7.875%, 1/31/20                            $    2,220,192
       1,000,000              OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                    1,040,076
       1,100,000              QBE Insurance Group, Ltd., 2.4%, 5/1/18 (144A)                                1,100,114
       5,455,000       6.50   The Allstate Corp., Floating Rate Note, 5/15/57                               6,000,500
         700,000              The Hanover Insurance Group, Inc., 7.5%, 3/1/20                                 824,455
       1,952,000              The Hanover Insurance Group, Inc., 7.625%, 10/15/25                           2,353,997
       2,000,000              The Travelers Companies, Inc., 6.25%, 6/15/37                                 2,656,836
                                                                                                       --------------
                                                                                                       $   16,196,170
---------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- 4.5%
         937,930              Altair Re, Variable Rate Note, 6/30/16 (Cat Bond)                        $    1,027,690
         560,000              Altair Re, Variable Rate Note, 6/30/17 (Cat Bond)                               560,000
       1,800,000       6.38   Aquarius + Investments Plc for Swiss Reinsurance
                              Co., Ltd., Floating Rate Note, 9/1/24                                         1,871,865
         700,000              Arlington Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 8/1/15                                                     756,980
         500,000       3.43   Atlas IX Capital, Ltd., Floating Rate Note, 1/17/19
                              (Cat Bond) (144A)                                                               510,150
         250,000       8.11   Atlas Reinsurance VII, Ltd., Floating Rate Note,
                              1/7/16 (Cat Bond) (144A)                                                        256,750
         800,000              Berwick Segregated Account (Kane SAC Ltd.), Variable
                              Rate Notes, 1/22/16                                                             800,000

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 43

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       2,300,000       4.28   Blue Danube II, Ltd., Floating Rate Note, 5/23/18
                              (Cat Bond) (144A)                                                        $    2,317,480
         250,000       6.00   Blue Danube, Ltd., Floating Rate Note, 4/10/15
                              (Cat Bond) (144A)                                                               251,075
         850,000      10.75   Blue Danube, Ltd., Floating Rate Note, 4/10/15
                              (Cat Bond) (144A)                                                               860,795
         350,000       2.56   Bosphorus Re, Ltd., Floating Rate Note, 5/3/16
                              (Cat Bond) (144A)                                                               350,070
       1,250,000       5.28   Caelus Re, Ltd., Floating Rate Note, 3/7/16 (Cat
                              Bond) (144A)                                                                  1,266,000
       1,350,000       6.87   Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                              Bond) (144A)                                                                  1,405,485
       2,400,000              Carnoustie Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 2/19/16                                                  2,400,000
         250,000       4.27   Citrus Re, Ltd., Floating Rate Note, 4/18/17 (Cat
                              Bond) (144A)                                                                    249,350
         550,000       3.77   Citrus Re, Ltd., Floating Rate Note, 4/24/17 (Cat
                              Bond) (144A)                                                                    548,955
       4,300,000       4.73   Combine Re, Ltd., Floating Rate Note, 1/7/15 (Cat
                              Bond) (144A)                                                                  4,299,140
         300,000       9.02   Compass Re, Ltd., Floating Rate Note, 1/8/15 (Cat
                              Bond) (144A)                                                                    299,970
         950,000      10.26   Compass Re, Ltd., Floating Rate Note, 1/8/15 (Cat
                              Bond) (144A)                                                                    950,000
         250,000       9.04   East Lane Re V, Ltd., Floating Rate Note, 3/16/16
                              (Cat Bond) (144A)                                                               265,425
       2,500,000              Eden Re II, Ltd., 4/19/18 (Cat Bond) (144A) (d)                               2,500,000
         250,000       7.26   Embarcadero Reinsurance, Ltd., Floating Rate Note,
                              2/13/15 (Cat Bond) (144A)                                                       249,925
       3,150,000       5.02   Embarcadero Reinsurance, Ltd., Floating Rate Note,
                              2/7/17 (Cat Bond) (144A)                                                      3,153,150
       3,654,000              Exeter Segregated Account (Kane SAC Ltd.), Variable
                              Rate Notes, 1/7/16                                                            3,654,000
       1,000,000              Fairfield Segregated Account (Kane SAC Ltd.), Variable
                              Rate Notes, 2/2/16                                                              913,700
       3,300,000       5.02   Foundation Re III, Ltd., Floating Rate Note, 2/25/15
                              (Cat Bond) (144A)                                                             3,313,530
       1,200,000       7.40   Galileo Re, Ltd., Floating Rate Note, 1/9/19 (Cat
                              Bond) (144A)                                                                  1,235,880
       1,600,000              Gloucester Segregated Account (Kane SAC Ltd,),
                              Variable Rate Notes, 6/12/15                                                  1,516,960
       2,800,000       0.00   Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                              (Cat Bond) (144A) (f)                                                         2,785,160
       1,550,000      13.52   Ibis Re II, Ltd., Floating Rate Note, 2/5/15 (Cat
                              Bond) (144A)                                                                  1,565,500
       1,750,000       8.37   Ibis Re II, Ltd., Floating Rate Note, 2/5/15 (Cat
                              Bond) (144A)                                                                  1,759,800

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
         900,000       4.02   Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                              Bond) (144A)                                                             $      914,400
       3,700,000       4.76   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                             3,772,150
         350,000       4.51   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                               353,360
       2,200,000       3.76   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                              (Cat Bond) (144A)                                                             2,192,300
         250,000       9.76   Loma Reinsurance, Ltd., Bermuda, Floating Rate Note,
                              1/8/18 (Cat Bond) (144A)                                                        260,575
       2,200,000       3.98   Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                              (Cat Bond) (144A)                                                             2,232,560
       3,000,000       6.03   Longpoint Re, Ltd., Floating Rate Note, 6/12/15 (Cat
                              Bond) (144A)                                                                  3,051,900
       1,000,000       2.02   Merna Re V, Ltd., Floating Rate Note, 4/7/17 (Cat
                              Bond) (144A)                                                                    996,800
       2,650,000              Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                                  2,730,070
         650,000       9.01   Mystic Re, Ltd., Floating Rate Note, 3/12/15 (Cat
                              Bond) (144A)                                                                    656,825
       5,500,000       8.23   Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat
                              Bond) (144A)                                                                  5,627,050
         750,000       8.51   Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat
                              Bond) (144A)                                                                    768,600
       1,000,000       8.53   Mythen Re, Ltd., Series 2012-2 Class A, Floating Rate
                              Note, 1/5/17 (Cat Bond) (144A)                                                1,061,000
       2,100,000       8.01   Mythen Re, Ltd., Series 2013-1 Class B, Floating Rate
                              Note, 7/9/15 (Cat Bond) (144A)                                                2,167,620
       1,100,000       7.27   Northshore Re, Ltd., Floating Rate Note, 7/5/16 (Cat
                              Bond) (144A)                                                                  1,146,970
       1,500,000      13.98   Pelican Re, Ltd., Floating Rate Note, 4/13/15 (Cat
                              Bond) (144A)                                                                  1,548,300
       5,048,000              Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                             5,639,045
       1,004,000       0.00   PI-5, Series B-2014 (Kane SAC Ltd.), Variable Rate
                              Notes, 7/18/16 (f)                                                            1,123,677
         500,000       7.51   Queen Street IV Capital, Ltd., Floating Rate Note,
                              4/9/15 (Cat Bond) (144A)                                                        504,300
         250,000       8.51   Queen Street V Re, Ltd., Floating Rate Note, 4/9/15
                              (Cat Bond) (144A)                                                               252,650
         250,000     10.39    Queen Street VI Re, Ltd., Floating Rate Note, 4/9/15
                              (Cat Bond) (144A)                                                               253,125
       1,650,000       8.63   Queen Street VII Re, Ltd., Floating Rate Note, 4/8/16
                              (Cat Bond) (144A)                                                             1,714,350
         725,000       8.77   Residential Reinsurance 2011, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                                 741,820
       1,000,000       8.92   Residential Reinsurance 2011, Ltd., Floating Rate
                              Note, 6/12/15 (Cat Bond) (144A)                                               1,031,500
       1,125,000       9.02   Residential Reinsurance 2011, Ltd., Floating Rate
                              Note, 6/6/15 (Cat Bond) (144A)                                                1,154,700

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 45

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       1,650,000       5.77   Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                          $    1,715,010
       2,800,000       4.52   Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                               2,887,640
         800,000       8.02   Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                                                  855,520
         275,000       10.02  Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                                                  298,842
         250,000       9.27   Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 6/6/17 (Cat Bond) (144A)                                                  265,900
         800,000       3.02   Sanders Re, Ltd., Floating Rate Note, 5/25/18 (Cat
                              Bond) (144A)                                                                    791,520
       1,250,000       4.01   Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                              Bond) (144A)                                                                  1,247,000
       1,200,000       3.53   Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                              Bond) (144A)                                                                  1,192,440
         250,000              Silverton Re, Ltd., 9/16/16 (Cat Bond) (144A) (d)                               309,825
       1,000,000              Silverton RE, Ltd., 9/18/17 (Cat Bond) (144A) (d)                             1,000,000
       3,600,000              Sirius International Group, Ltd., 6.375%, 3/20/17
                              (144A)                                                                        3,953,750
       2,110,000       7.51   Sirius International Group, Ltd., Floating Rate Note
                              (Perpetual) (144A)                                                            2,196,510
       1,300,000              St Andrews Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/22/16                                                  1,300,000
         550,000      16.51   Successor X, Ltd., Floating Rate Note, 1/27/15 (Cat
                              Bond) (144A)                                                                    552,970
         250,000      11.27   Successor X, Ltd., Floating Rate Note, 11/10/15 (Cat
                              Bond) (144A)                                                                    260,225
         300,000       8.54   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                              Bond) (144A)                                                                    317,220
         250,000       6.26   Tradewynd Re, Ltd., Floating Rate Note, 1/8/15 (Cat
                              Bond) (144A)                                                                    249,850
       1,012,000              Turnberry Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/15/16                                                  1,012,000
       1,500,000       0.00   Ursa Re, Ltd., Floating Rate Note, 12/7/17 (Cat
                              Bond) (144A) (f)                                                              1,498,500
       2,500,000              Versutus, Ltd., Variable Rate Notes, 12/31/2017                               2,500,000
       1,500,000       2.73   Vita Capital V, Ltd., Floating Rate Note, 1/15/17 (Cat
                              Bond) (144A)                                                                  1,520,100
         500,000       2.76   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17 (Cat
                              Bond) (144A)                                                                    504,100
         500,000       1.76   Vitality Re V, Ltd., Floating Rate Note, 1/7/19 (Cat
                              Bond) (144A)                                                                    489,200
       1,400,000       5.88   Wilton Re Finance LLC, Floating Rate Note,
                              3/30/33 (144A)                                                                1,472,673
                                                                                                       --------------
                                                                                                       $  111,988,927
                                                                                                       --------------
                              Total Insurance                                                          $  178,923,928
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.1%
                              Diversified REIT -- 0.4%
       1,475,000              DCT Industrial Operating Partnership LP, 4.5%,
                              10/15/23                                                                 $    1,536,052
         725,000              Digital Realty Trust LP, 5.875%, 2/1/20                                         810,896
       5,300,000              Duke Realty LP, 3.75%, 12/1/24                                                5,362,588
         875,000              Hospitality Properties Trust, 5.0%, 8/15/22                                     922,058
       1,715,000              WP Carey, Inc., 4.6%, 4/1/24                                                  1,800,750
                                                                                                       --------------
                                                                                                       $   10,432,344
---------------------------------------------------------------------------------------------------------------------
                              Office REIT -- 0.4%
          75,000              Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                    $       74,283
       1,093,000              Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                          1,096,531
       2,670,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                           2,839,975
         900,000              BioMed Realty LP, 4.25%, 7/15/22                                                932,866
       1,185,000              Corporate Office Properties LP, 3.6%, 5/15/23                                 1,138,603
       2,100,000              Highwoods Realty LP, 3.625%, 1/15/23                                          2,105,867
       2,550,000              Piedmont Operating Partnership LP, 3.4%, 6/1/23                               2,471,100
                                                                                                       --------------
                                                                                                       $   10,659,225
---------------------------------------------------------------------------------------------------------------------
                              Health Care REIT -- 0.3%
       3,945,000              Omega Healthcare Investors, Inc., 4.95%, 4/1/24                          $    4,105,325
       2,865,000              Senior Housing Properties Trust, 6.75%, 4/15/20                               3,237,427
                                                                                                       --------------
                                                                                                       $    7,342,752
---------------------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.0%+
         730,000              CubeSmart LP, 4.8%, 7/15/22                                              $      801,625
                                                                                                       --------------
                              Total Real Estate                                                        $   29,235,946
---------------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.3%
                              Internet Software & Services -- 0.1%
       1,875,000              Equinix, Inc., 5.75%, 1/1/25                                             $    1,891,406
---------------------------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.1%
       3,000,000              Cardtronics, Inc., 5.125%, 8/1/22 (144A)                                 $    2,925,000

---------------------------------------------------------------------------------------------------------------------
                              Application Software -- 0.1%
       2,875,000              Igloo Holdings Corp., 8.25%, 12/15/17 (8.25%
                              Cash, 9.00% PIK) (144A) (PIK)                                            $    2,903,750
---------------------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.0%+
         650,000              Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)                        $      700,375
                                                                                                       --------------
                              Total Software & Services                                                $    8,420,531
---------------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                              Communications Equipment -- 0.3%
       2,860,000              Brocade Communications Systems, Inc., 4.625%,
                              1/15/23                                                                  $    2,745,600
       3,485,000              Cisco Systems, Inc., 3.625%, 3/4/24                                           3,631,579
                                                                                                       --------------
                                                                                                       $    6,377,179
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 47

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Computer Storage & Peripherals -- 0.4%
       4,600,000              NCR Corp., 4.625%, 2/15/21                                               $    4,462,000
       4,350,000              Seagate HDD Cayman, 5.75%, 12/1/34 (144A)                                     4,587,658
                                                                                                       --------------
                                                                                                       $    9,049,658
---------------------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.1%
       3,675,000              Amphenol Corp., 3.125%, 9/15/21                                          $    3,709,703
                                                                                                       --------------
                              Total Technology Hardware & Equipment                                    $   19,136,540
---------------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.5%
                              Integrated Telecommunication Services -- 0.9%
         469,000              Cincinnati Bell, Inc., 8.375%, 10/15/20                                  $      492,450
       4,300,000              Frontier Communications Corp., 7.125%, 1/15/23                                4,375,250
       3,355,000              GTP Acquisition Partners I LLC, 4.347%, 6/15/41
                              (144A)                                                                        3,417,118
         781,552              GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                                  802,544
       2,750,000              Telefonica Emisiones SAU, 6.221%, 7/3/17                                      3,044,517
       1,500,000              Unison Ground Lease Funding LLC, 2.981%,
                              3/16/43 (144A)                                                                1,516,760
       1,938,000              Verizon Communications, Inc., 5.012%,
                              8/21/54 (144A)                                                                2,004,956
       5,100,000              Verizon Communications, Inc., 5.15%, 9/15/23                                  5,631,588
       1,934,000              Verizon Communications, Inc., 6.55%, 9/15/43                                  2,477,742
                                                                                                       --------------
                                                                                                       $   23,762,925
---------------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.6%
       1,675,000              Altice Financing SA, 7.875%, 12/15/19 (144A)                             $    1,715,026
       3,015,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                               3,314,166
       1,625,000              Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                               1,866,543
       6,975,000              SBA Tower Trust, 3.869%, 10/15/49 (144A)                                      7,095,716
                                                                                                       --------------
                                                                                                       $   13,991,451
                                                                                                       --------------
                              Total Telecommunication Services                                         $   37,754,376
---------------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 3.2%
                              Electric Utilities -- 1.7%
         980,000              Commonwealth Edison Co., 6.15%, 9/15/17                                  $    1,099,376
         564,090              Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                                610,834
       8,700,000              Duke Energy Progress, Inc., 4.15%, 12/1/44                                    9,248,091
       4,250,000              Electricite de France SA, 6.0%, 1/22/14 (144A)                                4,951,004
       2,150,000       5.25   Electricite de France SA, Floating Rate Note
                              (Perpetual) (144A)                                                            2,203,750
       2,825,000              Empresa Electrica Angamos SA, 4.875%, 5/25/29
                              (144A)                                                                        2,775,562
       3,365,000              Enel Finance International NV, 5.125%, 10/7/19
                              (144A)                                                                        3,718,157
       2,320,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                               2,694,100

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Electric Utilities -- (continued)
         653,846              FPL Energy American Wind LLC, 6.639%, 6/20/23
                              (144A)                                                                   $      653,846
          95,911              FPL Energy Wind Funding LLC, 6.876%, 6/27/17
                              (144A)                                                                           96,151
       4,475,000              Iberdrola International BV, 6.75%, 7/15/36                                    5,704,752
       1,925,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                            2,144,065
         610,000              Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                             747,250
         910,000              Nevada Power Co., 6.5%, 8/1/18                                                1,054,368
         577,194              Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                  595,231
       2,690,000              Public Service Co., of New Mexico, 7.95%, 5/15/18                             3,165,756
       2,200,000       6.25   Southern California Edison Co., Floating Rate Note
                              (Perpetual)                                                                   2,439,250
                                                                                                       --------------
                                                                                                       $   43,901,543
---------------------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.2%
       2,125,000              DCP Midstream Operating LP, 5.6%, 4/1/44                                 $    2,172,543
       2,209,248              Nakilat, Inc., 6.267%, 12/31/33 (144A)                                        2,457,788
                                                                                                       --------------
                                                                                                       $    4,630,331
---------------------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.8%
       5,475,000              Consolidated Edison Co., of New York, Inc., 4.625%,
                              12/1/54                                                                  $    5,996,165
       8,700,000              Dominion Resources, Inc., Virginia, 3.625%, 12/1/24                           8,812,761
       5,055,000              New York State Electric & Gas Corp., 6.15%,
                              12/15/17 (144A)                                                               5,650,024
         261,605              Ormat Funding Corp., 8.25%, 12/30/20                                            264,221
                                                                                                       --------------
                                                                                                       $   20,723,171
---------------------------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 0.5%
         565,600              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                             $      642,339
       4,300,000              Colbun SA, 4.5%, 7/10/24 (144A)                                               4,296,809
       1,783,925              Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                              1,915,400
       2,000,000              NRG Energy, Inc., 8.25%, 9/1/20                                               2,135,000
       2,246,549              Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                             2,584,656
                                                                                                       --------------
                                                                                                       $   11,574,204
                                                                                                       --------------
                              Total Utilities                                                          $   80,829,249
---------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $919,348,002)                                                      $  956,262,314
---------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 30.1%
      48,725,742              Fannie Mae, 3.0%, 1/20/15-9/1/43                                         $   49,676,200
      71,619,207              Fannie Mae, 3.5%, 1/14/15-9/1/44                                             74,850,476
     152,481,846              Fannie Mae, 4.0%, 7/1/18-11/1/44                                            163,090,143
      89,958,930              Fannie Mae, 4.5%, 11/1/20-1/1/44                                             97,791,487

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 49

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
      45,944,933              Fannie Mae, 5.0%, 1/14/15-2/1/41                                         $   50,726,224
       3,152,829              Fannie Mae, 5.5%, 9/1/17-6/1/36                                               3,496,271
       3,462,406              Fannie Mae, 6.0%, 1/1/29-6/1/38                                               3,944,998
         720,749              Fannie Mae, 6.5%, 7/1/29-11/1/37                                                821,204
         106,589              Fannie Mae, 7.0%, 7/1/21-1/1/32                                                 119,544
             597              Fannie Mae, 7.5%, 8/1/20                                                            635
          14,824              Fannie Mae, 8.0%, 4/1/20-5/1/31                                                  17,563
       4,751,145              Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                                4,949,291
      17,855,737              Federal Home Loan Mortgage Corp., 3.5%,
                              11/1/28-12/1/44                                                              18,633,734
      64,869,888              Federal Home Loan Mortgage Corp., 4.0%,
                              11/1/41-9/1/44                                                               69,496,604
      18,945,951              Federal Home Loan Mortgage Corp., 4.5%,
                              10/1/20-11/1/43                                                              20,540,862
       2,925,411              Federal Home Loan Mortgage Corp., 5.0%,
                              10/1/20-10/1/38                                                               3,186,180
       1,215,883              Federal Home Loan Mortgage Corp., 5.5%,
                              12/1/18-11/1/35                                                               1,349,013
       3,210,858              Federal Home Loan Mortgage Corp., 6.0%,
                              5/1/17-4/1/36                                                                 3,657,280
         251,477              Federal Home Loan Mortgage Corp., 6.5%,
                              11/1/30-4/1/34                                                                  288,065
         371,911              Federal Home Loan Mortgage Corp., 7.0%,
                              8/1/22-11/1/30                                                                  413,015
       1,459,414              Federal National Mortgage Association, 5.0%, 8/1/40                           1,615,301
      13,638,000              Government National Mortgage Association I, 3.5%,
                              1/21/15                                                                      14,315,638
      31,494,000              Government National Mortgage Association I, 4.0%,
                              1/21/15                                                                      33,786,788
      14,074,836              Government National Mortgage Association I, 4.5%,
                              7/15/33-8/15/41                                                              15,431,834
       1,319,395              Government National Mortgage Association I, 5.0%,
                              10/15/18-4/15/35                                                              1,456,923
       5,206,935              Government National Mortgage Association I, 5.5%,
                              10/15/17-10/15/35                                                             5,769,842
       5,906,695              Government National Mortgage Association I, 6.0%,
                              1/15/17-10/15/36                                                              6,776,995
       2,935,581              Government National Mortgage Association I, 6.5%,
                              1/15/29-7/15/35                                                               3,392,919
         629,103              Government National Mortgage Association I, 7.5%,
                              2/15/26-5/15/32                                                                 732,674
           2,430              Government National Mortgage Association I, 7.75%,
                              2/15/30                                                                           2,494
       4,860,424              Government National Mortgage Association II, 4.0%,
                              10/20/44                                                                      5,221,894


The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       3,337,347              Government National Mortgage Association II, 4.5%,
                              12/20/34-9/20/41                                                         $    3,659,842
       1,086,997              Government National Mortgage Association II, 5.5%,
                              10/20/19-4/20/34                                                              1,190,346
          44,793              Government National Mortgage Association II, 6.5%,
                              2/20/29-4/20/29                                                                  52,448
         195,764              Government National Mortgage Association II, 7.0%,
                              11/20/28-12/20/30                                                               231,194
       3,000,000              U.S. Treasury Bonds, 3.0%, 11/15/44                                           3,152,814
       2,000,000              U.S. Treasury Bonds, 3.125%, 2/15/43                                          2,147,344
       6,865,000              U.S. Treasury Bonds, 4.375%, 11/15/39                                         9,001,731
       4,500,000              U.S. Treasury Bonds, 4.375%, 5/15/40                                          5,915,740
       7,400,000              U.S. Treasury Bonds, 4.5%, 2/15/36                                            9,870,327
      30,773,461              U.S. Treasury Inflation Indexed Bonds, 0.125%,
                              7/15/24                                                                      29,636,290
      11,325,000       0.09   U.S. Treasury Note, Floating Rate Note, 1/31/16                              11,321,908
      11,325,000       0.11   U.S. Treasury Note, Floating Rate Note, 4/30/16                              11,324,468
      11,325,000       0.11   U.S. Treasury Note, Floating Rate Note, 7/31/16                              11,324,762
      10,500,000              U.S. Treasury Notes, 2.25%, 11/15/24                                         10,570,550
                                                                                                       --------------
                                                                                                       $  764,951,855
---------------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $752,823,173)                                                      $  764,951,855
---------------------------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 2.8%
                              Municipal Airport -- 0.0%+
       1,000,000              Indianapolis Airport Authority, 5.1%, 1/15/17                            $    1,081,110
---------------------------------------------------------------------------------------------------------------------
                              Municipal Development -- 0.3%
       2,350,000              Louisiana Local Government Environmental Facilities
                              & Community Development Authority, 6.5%, 11/1/35                         $    2,826,063
       2,560,000              Parish of St. John the Baptist Louisiana, 5.125%,
                              6/1/37                                                                        2,714,240
       2,310,000              Selma Industrial Development Board, 5.8%, 5/1/34                              2,609,468
                                                                                                       --------------
                                                                                                       $    8,149,771
---------------------------------------------------------------------------------------------------------------------
                              Municipal General -- 1.5%
         525,000              Amherst College, 3.794%, 11/1/42                                         $      523,137
       2,925,000              California Statewide Communities Development
                              Authority, 6.0%, 8/15/42                                                      3,507,982
       4,075,000              JobsOhio Beverage System, 3.985%, 1/1/29                                      4,226,631
       1,035,000              JobsOhio Beverage System, 4.532%, 1/1/35                                      1,124,828
         325,000              Massachusetts Development Finance Agency,
                              5.25%, 4/1/37                                                                   375,034
         550,000              Massachusetts Development Finance Agency,
                              5.375%, 4/1/41                                                                  622,743

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 51

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Municipal General -- (continued)
       1,100,000              Massachusetts Institute of Technology, 5.6%, 7/1/11                      $    1,514,393
       4,500,000              New Jersey Economic Development Authority,
                              2/15/18 (d)                                                                   4,156,290
       2,750,000              New Jersey Transportation Trust Fund Authority, 5.5%,
                              6/15/41                                                                       3,105,960
       2,400,000              New York City Transitional Finance Authority Future Tax
                              Secured Revenue, 5.0%, 11/1/33                                                2,751,696
       3,095,000              President and Fellows of Harvard College, 6.3%,
                              10/1/37                                                                       3,293,603
         560,000              State of Washington, 3.0%, 7/1/28                                               566,502
       1,050,000              Texas Municipal Gas Acquisition & Supply Corp., III,
                              5.0%, 12/15/30                                                                1,156,995
       2,100,000              Texas Municipal Gas Acquisition & Supply Corp., III,
                              5.0%, 12/15/31                                                                2,304,834
       1,000,000              Texas Transportation Commission State Highway Fund,
                              5.0%, 4/1/33                                                                  1,193,430
       1,900,000              The George Washington University, 1.827%, 9/15/17                             1,898,110
       2,200,000              Virginia Commonwealth Transportation Board, 4.0%,
                              5/15/31                                                                       2,376,660
       2,210,000              Virginia Commonwealth Transportation Board, 4.0%,
                              5/15/32                                                                       2,374,358
                                                                                                       --------------
                                                                                                       $   37,073,186
---------------------------------------------------------------------------------------------------------------------
                              Municipal Higher Education -- 0.4%
       1,025,000              Baylor University, 4.313%, 3/1/42                                        $    1,087,494
       1,980,000              California Educational Facilities Authority, 5.0%,
                              6/1/43                                                                        2,696,384
       1,425,000              Massachusetts Health & Educational Facilities
                              Authority, 5.5%, 7/1/32                                                       1,968,851
         800,000              Permanent University Fund, 5.0%, 7/1/30                                         983,696
         525,000              The University of Texas System, 5.0%, 8/15/43                                   599,891
       2,600,000              University of California, 3.38%, 5/15/28                                      2,660,450
                                                                                                       --------------
                                                                                                       $    9,996,766
---------------------------------------------------------------------------------------------------------------------
                              Municipal Medical -- 0.1%
       1,765,000              Ohio Higher Educational Facility Commission,
                              5.0%, 1/1/42                                                             $    1,977,100
---------------------------------------------------------------------------------------------------------------------
                              Municipal Pollution -- 0.2%
         995,000              County of Sweetwater Wyoming, 5.6%, 12/1/35                              $    1,016,353
       3,965,000              Port Freeport Texas, 5.95%, 5/15/33                                           4,404,322
                                                                                                       --------------
                                                                                                       $    5,420,675
---------------------------------------------------------------------------------------------------------------------
                              Municipal Transportation -- 0.0%+
        600,000               Port Authority of New York & New Jersey, 4.458%,
                              10/1/62                                                                  $      633,204
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Municipal Obligation -- 0.3%
       3,000,000              State of Texas, 4.0%, 10/1/44                                            $    3,148,200
       1,620,000              Washington Suburban Sanitary Commission,
                              4.0%, 6/1/43                                                                  1,703,057
       1,565,000              Washington Suburban Sanitary Commission,
                              4.0%, 6/1/44                                                                  1,643,954
                                                                                                       --------------
                                                                                                       $    6,495,211
---------------------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $64,799,160)                                                       $   70,827,023
---------------------------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE
                              LOAN INTERESTS -- 3.2%**
                              ENERGY -- 0.0%+
                              Integrated Oil & Gas -- 0.0%+
         934,610       4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16                            $      929,937
                                                                                                       --------------
                              Total Energy                                                             $      929,937
---------------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.3%
                              Commodity Chemicals -- 0.1%
         768,766       4.00   Tronox Pigments BV, New Term Loan, 3/19/20                               $      758,196
---------------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.0%+
         359,091       0.00   OXEA Sarl, Tranche B-2 Term Loan (First Lien),
                              1/15/20 (f)                                                              $      344,727
---------------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
         316,286       3.50   Chemtura Corp., New Term Loan, 8/29/16                                   $      316,418
         254,694       2.71   Huntsman International LLC, Extended Term B Loan,
                              4/19/17                                                                         250,130
         916,175       0.00   MacDermid, Inc., Tranche B Term Loan (First Lien),
                              6/7/20 (f)                                                                      899,858
         480,000       0.00   OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18 (f)                              475,200
         239,945       1.00   WR Grace & Co-Conn, Delayed Draw Term Loan,
                              1/23/21                                                                         239,045
         666,807       3.00   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                                     664,307
                                                                                                       --------------
                                                                                                       $    2,844,958
---------------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.1%
         199,000       5.55   BWay Intermediate, Initial Term Loan, 8/14/20                            $      198,192
       1,850,000       0.00   Crown Americas LLC, Term Loan B, 10/22/21 (f)                                 1,855,088
                                                                                                       --------------
                                                                                                       $    2,053,280
---------------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
         550,806       0.00   Fortescue Metals Group, Ltd., Bank Loan,
                              6/30/19 (f)                                                              $      503,184
                                                                                                       --------------
                              Total Materials                                                          $    6,504,345
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 53

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.3%
                              Aerospace & Defense -- 0.2%
       1,341,677       5.00   DAE Aviation Holdings, Inc., Replacement Tranche
                              B-1 Loan, 11/2/18                                                        $    1,341,684
       1,990,136       3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                                        1,977,077
         425,419       6.25   DynCorp International, Inc., Term Loan, 7/7/16                                  424,001
         632,125       3.25   Spirit AeroSystems, Inc., Term Loan B, 9/30/20                                  628,767
         608,219       5.00   Standard Aero, Ltd., Replacement Tranche B-2
                              Loan, 11/2/18                                                                   606,699
         644,532       6.50   TASC, Inc., First Lien Term Loan, 2/28/17                                       628,822
                                                                                                       --------------
                                                                                                       $    5,607,050
---------------------------------------------------------------------------------------------------------------------
                              Building Products -- 0.0%+
         837,895       0.00   Nortek, Inc., Term Loan, 10/30/20 (f)                                    $      827,683
---------------------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery &
                              Heavy Trucks -- 0.1%
       1,215,000       0.00   CGI Holdings, Inc., Tranche B Term Loan (First Lien),
                              12/22/21 (f)                                                             $    1,213,985
---------------------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.0%+
         590,405       3.75   WESCO Distribution, Inc., Tranche B-1 Loan,
                              12/12/19                                                                 $      588,560
                                                                                                       --------------
                              Total Capital Goods                                                      $    8,237,278
---------------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.0%+
                              Marine -- 0.0%+
         688,258       0.00   Navios Maritime Partners LP, Term Loan, 6/27/18 (f)                      $      677,934
                                                                                                       --------------
                              Total Transportation                                                     $      677,934
---------------------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.5%
                              Auto Parts & Equipment -- 0.2%
       1,137,175       3.75   Allison Transmission, Inc., Term B-3 Loan, 8/23/19                       $    1,125,803
       1,750,000       4.00   Cooper Standard Intermediate Holdco 2 LLC, Term
                              Loan, 3/28/21                                                                 1,731,406
         473,791       0.00   Remy International, Inc., Term B Loan 2013,
                              3/5/20 (f)                                                                      471,422
         824,038       4.25   TI Group Automotive Systems LLC, Term Loan
                              Facility, 7/1/21                                                                813,738
                                                                                                       --------------
                                                                                                       $    4,142,369
---------------------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.2%
       4,190,000       4.75   The Goodyear Tire & Rubber Co., Term Loan (Second
                              Lien), 3/27/19                                                           $    4,180,572
---------------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
       3,777,975       3.50   FCA US LLC, Term Loan B, 5/24/17                                         $    3,773,253
                                                                                                       --------------
                              Total Automobiles & Components                                           $   12,096,194
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Apparel, Accessories & Luxury Goods -- 0.0%+
         465,961       3.25   PVH Corp., Tranche B Term Loan, 12/19/19                                 $      467,027
                                                                                                       --------------
                              Total Consumer Durables & Apparel                                        $      467,027
---------------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.2%
                              Casinos & Gaming -- 0.2%
         746,693       3.75   Pinnacle Entertainment, Inc., Tranche B-2 Term Loan,
                              8/13/20                                                                  $      738,993
       4,350,000       0.00   Scientific Games, Initial Term B-2, 10/1/21 (f)                               4,295,625
                                                                                                       --------------
                                                                                                       $    5,034,618
---------------------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.0%+
         480,000       4.50   Burger King Worldwide, Inc., Term Loan B, 9/24/21                        $      480,214
                                                                                                       --------------
                              Total Consumer Services                                                  $    5,514,832
---------------------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Advertising -- 0.0%+
       1,064,931       6.75   Affinion Group, Inc., Tranche B Term Loan, 4/30/18                       $      999,704
---------------------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.1%
       2,265,775       4.00   Univision Communications, Inc., Replacement
                              First-Lien Term Loan, 3/1/20                                             $    2,220,459
---------------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
       1,699,125       3.00   Charter Communications Operating LLC, Term F
                              Loan, 1/1/21                                                             $    1,668,177
         160,291       4.75   WideOpenWest Finance LLC, Term B Loan, 4/1/19                                   159,590
                                                                                                       --------------
                                                                                                       $    1,827,767
---------------------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.1%
         413,080       3.75   Cinedigm Digital Funding I LLC, Term Loan, 2/28/18                       $      413,596
       1,407,188       3.50   Live Nation Entertainment, Inc., Term B-1 Loan,
                              8/17/20                                                                       1,391,357
                                                                                                       --------------
                                                                                                       $    1,804,953
---------------------------------------------------------------------------------------------------------------------
                              Publishing -- 0.0%+
         746,794       4.75   Interactive Data Corp., Tranche B Term Loan (First
                              Lien), 4/24/21                                                           $      743,247
                                                                                                       --------------
                              Total Media                                                              $    7,596,130
---------------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.1%
                              Agricultural Products -- 0.1%
       1,245,588       3.25   Darling International, Inc., Term B USD Loan,
                              12/19/20                                                                 $    1,240,917
---------------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.0%+
          20,755       3.00   Pinnacle Foods Finance LLC, New Term Loan G,
                              4/29/20                                                                  $       20,174
                                                                                                       --------------
                              Total Food, Beverage & Tobacco                                           $    1,261,091
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 55

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                              Household Products -- 0.0%+
         159,576       4.50   WASH Multifamily Laundry Systems LLC, U.S. Term
                              Loan, 2/21/19                                                            $      157,780
---------------------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.1%
       1,429,495       4.75   Federal-Mogul Corporation, Tranche C Term, 4/15/21                       $    1,421,008
         861,429       3.50   NBTY, Inc., Term B-2 Loan, 10/1/17                                              838,816
                                                                                                       --------------
                                                                                                       $    2,259,824
                                                                                                       --------------
                              Total Household & Personal Products                                      $    2,417,604
---------------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                              Health Care Equipment -- 0.0%+
         408,688       3.25   Hologic, Inc., Refinancing Tranche B Term Loan,
                              8/1/19                                                                   $      407,283
         498,741       0.00   Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18 (f)                            494,169
                                                                                                       --------------
                                                                                                       $      901,452
---------------------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.1%
       2,133,970       5.00   Immucor, Inc., Term B-2 Loan, 8/19/18                                    $    2,115,298
---------------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.0%+
         501,069       6.75   Ardent Medical Services, Inc., 1st Lien Term Loan,
                              5/2/18                                                                   $      502,165
         252,410       3.50   DaVita HealthCare Partners, Inc., Tranche B Loan
                              (First Lien), 6/19/21                                                           250,381
                                                                                                       --------------
                                                                                                       $      752,546
---------------------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.3%
         340,000       0.00   Capella Healthcare, Inc., Tranche B Term Loan (First
                              Lien), 12/31/21 (f)                                                      $      338,300
         594,144       3.49   CHS, 2017 Term E Loan, 1/25/17                                                  591,651
       3,188,475       4.25   CHS, 2021 Term D Loan, 1/27/21                                                3,186,262
         738,551       3.01   HCA, Inc., Tranche B-4 Term Loan, 5/1/18                                        733,820
       1,771,193       2.92   HCA, Inc., Tranche B-5 Term Loan, 3/31/17                                     1,761,008
                                                                                                       --------------
                                                                                                       $    6,611,041
---------------------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.0%
         453,811       3.50   IMS Health, Inc., Term B Dollar Loan, 3/17/21                            $      444,924
                                                                                                       --------------
                              Total Health Care Equipment & Services                                   $   10,825,261
---------------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.2%
                              Pharmaceuticals -- 0.1%
         723,178       3.25   Endo Luxembourg Finance I Company Sarl, Tranche
                              B Term Loan (First Lien), 11/5/20                                        $      702,387
         387,075       3.17   Grifols Worldwide Operations USA, Inc., U.S. Tranche
                              B Term Loam, 4/1/21                                                             382,430
       1,656,910       3.25   RPI Finance Trust, Term B-2 Term Loan, 5/9/18                                 1,654,839

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- (continued)
         532,996       3.50   Valeant Pharmaceuticals International, Inc., Series
                              C-2 Tranche B Term Loan, 12/11/19                                        $      528,665
                                                                                                       --------------
                                                                                                       $    3,268,321
---------------------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
         895,388       4.25   Catalent Pharma Solutions, Dollar Term Loan,
                              5/20/21                                                                  $      892,776
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                                            $    4,161,097
---------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.0%+
                              Other Diversified Financial Services -- 0.0%+
         999,288       5.25   WorldPay, Facility B2A Term Loan, 8/6/17                                 $    1,001,161
                                                                                                       --------------
                              Total Diversified Financials                                             $    1,001,161
---------------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.3%
                              Insurance Brokers -- 0.3%
       1,167,075       0.00   National Financial Partners Corp., Tranche B Term
                              Loan (First Lien), 7/1/20 (f)                                            $    1,161,240
       6,208,894       4.25   USI Insurance Services LLC, Term B Loan, 12/30/19                             6,104,119
                                                                                                       --------------
                                                                                                       $    7,265,359
                                                                                                       --------------
                              Total Insurance                                                          $    7,265,359
---------------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              IT Consulting & Other Services -- 0.1%
         953,650       3.91   SunGard Data Systems, Inc., Tranche C Term Loan,
                              2/28/17                                                                  $      949,867
---------------------------------------------------------------------------------------------------------------------
                              Application Software -- 0.0%+
         370,741       2.92   Nuance Communications, Inc., Term C Loan, 8/7/19                         $      361,472
---------------------------------------------------------------------------------------------------------------------
                              Systems Software -- 0.0%+
         610,000       0.00   AVG Technologies N.V., Term Loan, 10/15/20 (f)                           $      606,950
---------------------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.0%+
         300,000       3.25   Activision Blizzard, Inc., Term Loan, 7/26/20                            $      299,849
                                                                                                       --------------
                              Total Software & Services                                                $    2,218,138
---------------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                              Communications Equipment -- 0.0%+
         327,343       2.83   Commscope, Inc., Tranche 3 Term Loan, 1/21/17                            $      325,160
         491,014       3.25   Commscope, Inc., Tranche 4 Term Loan, 1/14/18                                   487,740
                                                                                                       --------------
                                                                                                       $      812,900
                                                                                                       --------------
                              Total Technology Hardware & Equipment                                    $      812,900
---------------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS &
                              SEMICONDUCTOR EQUIPMENT -- 0.1%
                              Semiconductor Equipment -- 0.1%
       1,172,063       3.50   Sensata Technologies B.V., Third Amendment,
                              10/8/21                                                                  $    1,173,235
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 57

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.0%
         375,000       0.00   Avago Technologies Ltd., Tranche B Term Loan (First
                              Lien), 4/16/21 (f)                                                       $      374,062
         395,014       3.25   Microsemi Corp., Term Loan (First Lien), 3/14/21                                388,398
                                                                                                       --------------
                                                                                                       $      762,460
                                                                                                       --------------
                              Total Semiconductors & Semiconductor Equipment                           $    1,935,695
---------------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.1%
                              Integrated Telecommunication Services -- 0.1%
       1,930,563       4.00   Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20                      $    1,911,241
---------------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.0%+
         500,000       0.00   Syniverse Holdings, Inc., Tranche B Term Loan,
                              4/23/19 (f)                                                              $      485,834
                                                                                                       --------------
                              Total Telecommunication Services                                         $    2,397,075
---------------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Electric Utilities -- 0.1%
       1,285,660       3.75   Texas Competitive Electric Holdings Co LLC, DIP
                              Delayed Draw Term Loan (2014), 5/5/16                                    $    1,292,892
---------------------------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 0.1%
         478,785       0.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20 (f)                         $      473,997
       1,322,470       2.75   NRG Energy, Inc., Term Loan (2013), 7/1/18                                    1,299,326
         770,210       3.75   NSG Holdings LLC, New Term Loan, 12/11/19                                       762,508
                                                                                                       --------------
                                                                                                       $    2,535,831
                                                                                                       --------------
                              Total Utilities                                                          $    3,828,723
---------------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $79,539,194)                                                       $   80,147,781
---------------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 3.9%
                              Repurchase Agreements -- 3.9%
       4,910,000              $4,910,000 Bank of Nova Scotia, Inc., dated
                              12/31/14 plus accrued interest on 1/2/15
                              collateralized by the following:
                              $4,241,789 Federal National Mortgage Association
                              (ARM), 2.9%, 5/1/44
                              $766,445 Freddie Mac Giant,3.5%, 12/1/44                                 $    4,910,000
      91,500,000              $91,500,000 RBC Capital Markets, Inc., dated
                              12/31/14 plus accrued interest on 1/2/15
                              collateralized by the following:
                              $85,311,738 Federal National Mortgage Association
                              (ARM), 2.154-2.553%, 6/1/38-6/1/42
                              $8,018,262 Federal Home Loan Mortgage Corp.,
                              2.259%, 20/1/36                                                              91,500,000

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                              Repurchase Agreements -- (continued)
       2,700,000              $2,700,000 TD Securities, Inc., dated 12/31/14
                              plus accrued interest on 1/2/15 collateralized by
                              $2,754,044 U.S. Treasury Bonds, 4.5%, 8/15/39                            $    2,700,000
                                                                                                       --------------
                                                                                                       $   99,110,000
---------------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $99,110,000)                                                       $   99,110,000
---------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 100.1%
                              (Cost $2,481,626,656) (a)                                                $2,542,329,433
---------------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- (0.1)%                                     $   (2,358,041)
---------------------------------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                                               $2,539,971,392
=====================================================================================================================

REIT        Real Estate Investment Trust.

+           Rounds to less than 0.01%.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

REMICS      Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2014, the value of these securities amounted to $608,305,727 or 23.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $2,484,276,507 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                               $ 72,267,840
            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                (14,214,914)
                                                                                       ------------
            Net unrealized appreciation                                                $ 58,052,926
                                                                                       ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 59

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(f)  Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                 Purchases          Sales
     ---------------------------------------------------------------------------
     Long-Term U.S. Government Securities        $1,218,924,008     $883,012,092
     Other Long-Term Securities                  $  701,024,775     $197,591,999

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                                 Premiums    Net Unrealized
Notional                         Obligation               Credit     Expiration  (Received)  Appreciation
Principal ($)(1)  Clearinghouse  Entity/Index     Coupon  Rating(2)  Date        Paid        (Depreciation)
-------------------------------------------------------------------------------------------------------------
19,200,000        Chicago        MARKIT CDX
                   Mercantile     North America
                   Exchange       High Yield
                                  Index           5.00%   B+         12/20/19    $1,056,000  $171,619
-------------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the issuer of the weighted average rating of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/14

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------
                                     Level 1        Level 2            Level 3        Total
-----------------------------------------------------------------------------------------------------
Preferred Stocks
   Banks
       Regional Banks                $         --   $       2,835,876  $          --  $    2,835,876
   Insurance
       Property & Casualty
           Insurance                    4,998,542           3,869,039             --       8,867,581
       Reinsurance                             --                  --      2,128,600       2,128,600
   All Other Preferred Stocks          31,252,475                  --             --      31,252,475
Convertible Preferred Stock             6,802,097                  --             --       6,802,097
Asset Backed Securities                        --         145,016,874             --     145,016,874
Collateralized Mortgage Obligations            --         374,126,957             --     374,126,957
Corporate Bonds
   Diversified Financials
       Other Diversified
           Financial Services                  --                  --      1,099,806       1,099,806
   Insurance
       Reinsurance                             --                  --     16,374,832      16,374,832
   All Other Corporate Bonds                   --         938,787,676             --     938,787,676
U.S. Government Agency Obligations             --         764,951,855             --     764,951,855
Municipal Bonds                                --          70,827,023             --      70,827,023
Senior Floating Rate Loan Interests            --          80,147,781             --      80,147,781
Repurchase Agreements                          --          99,110,000             --      99,110,000
-----------------------------------------------------------------------------------------------------
Total                                $ 43,053,114   $   2,479,673,081  $  19,603,238  $2,542,329,433
=====================================================================================================
Other Financial Instruments
Net unrealized appreciation
   on Futures Contracts              $ (2,118,441)  $              --  $          --  $   (2,118,441)
Net unrealized appreciation
   on centrally cleared
   Swap Contracts                              --             171,619             --         171,619
-----------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                       $ (2,118,441)  $         171,619  $          --  $   (1,946,822)
=====================================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of December 31, 2014.

-----------------------------------------------------------------------------------------------------
                                     Level 1        Level 2            Level 3          Total
-----------------------------------------------------------------------------------------------------
Assets:
Futures collateral                   $  4,511,450   $              --  $          --  $    4,511,450
Swap collateral                                --           1,100,000             --       1,100,000
Variation margin for
   centrally cleared
   swap contracts                              --              15,372             --          15,372
Liabilities:
Variation margin for
   futures contracts                     (682,641)                 --             --        (682,641)
-----------------------------------------------------------------------------------------------------
Total:                               $  3,828,809   $       1,115,372  $          --  $    4,944,181
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 61

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                     Preferred     Corporate
                                                     Stocks        Bonds         Total
---------------------------------------------------------------------------------------------
Balance as of 6/30/14                                $ 2,081,052   $ 4,383,603   $ 6,464,655
Realized gain (loss)(1)                                       --           361           361
Change in unrealized appreciation (depreciation)(2)       21,397       539,154       560,551
Net purchases                                          2,000,000    13,260,640    15,260,640
Net sales                                               (420,899)   (2,262,070)   (2,682,969)
Transfers in out of Level 3 categories*               (1,552,950)    1,552,950            --
Transfers in and out of Level 3*                              --            --            --
---------------------------------------------------------------------------------------------
Balance as of 12/31/14                               $ 2,128,600   $17,474,638   $19,603,238
=============================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

     During the six months ended December 31, 2014, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still held
     as of 12/31/14                                                                    $ 560,551
                                                                                       ---------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/14

Statement of Assets and Liabilities | 12/31/14 (unaudited)

ASSETS:
  Investment in securities (cost $2,481,626,656)                   $2,542,329,433
  Cash                                                                133,981,540
  Futures Collateral                                                    4,511,450
  Centrally cleared swap collateral                                     1,100,000
  Receivables --
     Investment securities sold                                        42,789,596
     Fund shares sold                                                  56,035,510
     Interest                                                          15,041,574
     Due from Pioneer Investment Management, Inc.                          31,168
     Variation margin for swap contracts                                   15,372
  Credit default swaps, premiums paid                                   1,056,000
  Net unrealized appreciation on centrally cleared swap contracts         171,619
  Other assets                                                            108,274
----------------------------------------------------------------------------------
        Total assets                                               $2,797,171,536
==================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                               $  247,349,723
     Fund shares repurchased                                            4,734,527
     Dividends                                                          1,791,000
     Variation margin for future contracts                                682,641
     Futures payable                                                       31,001
  Due to affiliates                                                       380,202
  Accrued expenses                                                        112,609
  Net unrealized depreciation on futures contracts                      2,118,441
----------------------------------------------------------------------------------
        Total liabilities                                          $  257,200,144
==================================================================================
NET ASSETS:
  Paid-in capital                                                  $2,487,104,912
  Distributions in excess of net investment income                     (5,026,501)
  Accumulated net realized loss on investments, swap contracts
     and futures contracts                                               (862,974)
  Net unrealized appreciation on investments                           60,702,777
  Net unrealized depreciation on futures contracts                     (2,118,441)
  Net unrealized appreciation on swap contracts                           171,619
----------------------------------------------------------------------------------
        Total net assets                                           $2,539,971,392
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $965,720,176/98,565,764 shares)                $         9.80
  Class C (based on $100,356,050/10,358,108 shares)                $         9.69
  Class K (based on $99,650,021/10,175,379 shares)                 $         9.79
  Class R (based on $76,497,526/7,736,781 shares)                  $         9.89
  Class Y (based on $1,245,301,419/128,283,623 shares)             $         9.71
  Class Z (based on $52,446,200/5,345,752 shares)                  $         9.81
MAXIMUM OFFERING PRICE:
   Class A ($9.80 / 95.5% )                                        $        10.26
==================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 63

Statement of Operations (unaudited)

For the Six Months Ended 12/31/14

INVESTMENT INCOME:
  Interest                                                       $  35,686,101
  Dividends                                                          1,588,319
-----------------------------------------------------------------------------------------------
        Total investment income                                                  $  37,274,420
===============================================================================================
EXPENSES:
  Management fees                                                $   4,057,673
  Transfer agent fees
     Class A                                                           139,401
     Class B*                                                           11,204
     Class C                                                            17,409
     Class K                                                               491
     Class R                                                             4,795
     Class Y                                                            25,410
     Class Z                                                             2,373
  Distribution fees
     Class A                                                           995,273
     Class B*                                                           18,499
     Class C                                                           411,775
     Class R                                                           149,413
  Shareholder communications expense                                 1,253,887
  Administrative reimbursements                                        288,169
  Custodian fees                                                        70,235
  Registration fees                                                     89,573
  Professional fees                                                     60,089
  Printing expense                                                      16,728
  Fees and expenses of nonaffiliated Trustees                           30,049
  Miscellaneous                                                        116,097
-----------------------------------------------------------------------------------------------
        Total expenses                                                           $   7,758,543
        Less fees waived and expenses reimbursed
           by Pioneer Investment Management, Inc.                                     (210,254)
-----------------------------------------------------------------------------------------------
        Net expenses                                                             $   7,548,289
-----------------------------------------------------------------------------------------------
           Net investment income                                                 $  29,726,131
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                 $  21,972,222
     Futures contracts                                              (5,829,513)
     Swap contracts                                                    266,392   $  16,409,101
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $ (18,715,917)
     Futures contracts                                              (3,076,503)
     Swap contracts                                                    271,593   $ (21,520,827)
-----------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and swap contracts                  $  (5,111,726)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $  24,614,405
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/14

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           12/31/14         Year Ended
                                                           (unaudited)      6/30/14
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   29,726,131   $   55,183,804
Net realized gain on investments, futures
  contracts and swap contracts                                 16,409,101       14,043,931
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and swap contracts        (21,520,827)      23,696,606
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $   24,614,405   $   92,924,341
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.16 and $0.38 per share, respectively)     $  (12,657,545)  $  (22,667,902)
     Class B ($0.08 and $0.27 per share, respectively)*           (34,682)        (193,002)
     Class C ($0.11 and $0.29 per share, respectively)           (973,589)      (2,298,637)
     Class K ($0.17 and $0.40 per share, respectively)           (388,622)         (38,942)
     Class R ($0.14 and $0.34 per share, respectively)           (875,009)      (1,255,219)
     Class Y ($0.17 and $0.39 per share, respectively)        (17,746,298)     (32,906,308)
     Class Z ($0.17 and $0.40 per share, respectively)           (704,339)        (162,131)
Net realized gains
     Class A ($0.04 and $0.00 per share, respectively)         (3,819,881)              --
     Class C ($0.04 and $0.00 per share, respectively)           (406,576)              --
     Class K ($0.04 and $0.00 per share, respectively)            (45,156)              --
     Class R ($0.04 and $0.00 per share, respectively)           (285,304)              --
     Class Y ($0.04 and $0.00 per share, respectively)         (4,943,141)              --
     Class Z ($0.04 and $0.00 per share, respectively)           (218,854)              --
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $  (43,098,996)  $  (59,522,141)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale or exchange of shares               $1,143,993,860   $  666,056,558
Reinvestment of distributions                                  34,173,192       47,974,430
Cost of shares repurchased                                   (334,549,764)    (647,980,831)
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                          $  843,617,288   $   66,050,157
-------------------------------------------------------------------------------------------
      Net increase in net assets                           $  825,132,697   $   99,452,357
NET ASSETS:
Beginning of period                                        $1,714,838,695   $1,615,386,338
-------------------------------------------------------------------------------------------
End of period                                              $2,539,971,392   $1,714,838,695
===========================================================================================
Distributions in excess of net investment income           $   (5,026,501)  $   (1,372,548)
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 65

-------------------------------------------------------------------------------------------
                                '14 Shares    '14 Amount
                                (unaudited)   (unaudited)      '14 Shares    '14 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                      38,597,949   $ 380,407,687     33,575,403   $ 326,968,655
Reinvestment of distributions     1,379,609      13,566,840      2,135,282      20,747,926
Less shares repurchased         (12,960,928)   (127,705,500)   (22,630,052)   (219,467,397)
-------------------------------------------------------------------------------------------
      Net increase               27,016,630   $ 266,269,027     13,080,633   $ 128,249,184
===========================================================================================
Class B*
Shares exchanged                     12,531   $     122,811         17,772   $     171,327
Reinvestment of distributions         2,761          27,063         16,903         162,846
Less shares repurchased            (561,244)     (5,495,479)      (404,531)     (3,892,942)
-------------------------------------------------------------------------------------------
      Net decrease                 (545,952)  $  (5,345,605)      (369,856)  $  (3,558,769)
===========================================================================================
Class C
Shares sold                       3,740,614   $  36,413,546      1,238,186   $  11,902,291
Reinvestment of distributions        94,643         920,238        176,433       1,692,531
Less shares repurchased            (970,677)     (9,456,562)    (3,094,712)    (29,662,070)
-------------------------------------------------------------------------------------------
      Net increase (decrease)     2,864,580   $  27,877,222     (1,680,093)  $ (16,067,248)
===========================================================================================
Class K
Shares sold                       9,929,093   $  97,360,512        459,929   $   4,490,799
Reinvestment of distributions        18,443         181,092          3,958          38,794
Less shares repurchased            (217,582)     (2,135,700)       (19,469)       (191,302)
-------------------------------------------------------------------------------------------
      Net increase                9,729,954   $  95,405,904        444,418   $   4,338,291
===========================================================================================
Class R
Shares sold                       3,441,684   $  34,183,067      2,689,792   $  26,402,096
Reinvestment of distributions       107,070       1,062,350        119,608       1,172,422
Less shares repurchased            (653,120)     (6,491,399)    (1,161,793)    (11,353,848)
-------------------------------------------------------------------------------------------
      Net increase                2,895,634   $  28,754,018      1,647,607   $  16,220,670
===========================================================================================
Class Y
Shares sold                      56,018,873   $ 546,325,912     30,497,633   $ 293,771,461
Reinvestment of distributions     1,795,788      17,495,680      2,494,174      24,002,560
Less shares repurchased         (18,591,462)   (181,150,995)   (39,540,727)   (379,763,123)
-------------------------------------------------------------------------------------------
      Net increase (decrease)    39,223,199   $ 382,670,597     (6,548,920)  $ (61,989,102)
===========================================================================================
Class Z
Shares sold                       4,979,085   $  49,180,325        241,257   $   2,349,929
Reinvestment of distributions        93,415         919,929         16,156         157,351
Less shares repurchased            (214,272)     (2,114,129)      (377,159)     (3,650,149)
-------------------------------------------------------------------------------------------
      Net increase (decrease)     4,858,228   $  47,986,125       (119,746)  $  (1,142,869)
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/14

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             12/31/14     Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  6/30/14    6/30/13    6/30/12    6/30/11    6/30/10
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.88     $   9.67   $   9.73   $   9.66   $   9.44   $   8.63
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.14     $   0.35   $   0.38   $   0.42   $   0.45   $   0.45
   Net realized and unrealized gain (loss) on investments       (0.02)        0.24      (0.07)      0.13       0.21       0.80
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12     $   0.59   $   0.31   $   0.55   $   0.66   $   1.25
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.16)    $  (0.38)  $  (0.37)  $  (0.43)  $  (0.44)  $  (0.44)
   Net realized gain                                            (0.04)          --         --      (0.05)        --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.20)    $  (0.38)  $  (0.37)  $  (0.48)  $  (0.44)  $  (0.44)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.08)    $   0.21   $  (0.06)  $   0.07   $   0.22   $   0.81
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.80     $   9.88   $   9.67   $   9.73   $   9.66   $   9.44
===============================================================================================================================
Total return*                                                    1.22%        6.19%      3.21%      5.91%      7.08%     14.71%
Ratio of net expenses to average net assets                      0.85%**      0.85%      0.85%      0.85%      0.85%      0.85%
Ratio of net investment income (loss) to average net assets      2.82%**      3.52%      3.77%      4.35%      4.63%      4.86%
Portfolio turnover rate                                           134%**        41%        28%        21%        36%        41%
Net assets, end of period (in thousands)                     $965,720     $706,962   $565,569   $453,772   $500,905   $420,706
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.90%**      1.00%      1.01%      1.03%      1.06%      1.07%
   Net investment income (loss)                                  2.77%**      3.37%      3.61%      4.17%      4.42%      4.64%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 67

--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year      Year      Year      Year
                                                             12/31/14     Ended     Ended     Ended     Ended     Ended
                                                             (unaudited)  6/30/14   6/30/13   6/30/12   6/30/11   6/30/10
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.77     $  9.57   $  9.63   $  9.55   $  9.34   $  8.54
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10     $  0.26   $  0.29   $  0.33   $  0.36   $  0.37
   Net realized and unrealized gain (loss) on investments       (0.03)       0.23     (0.06)     0.15      0.20      0.78
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.07     $  0.49   $  0.23   $  0.48   $  0.56   $  1.15
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.11)    $ (0.29)  $ (0.29)  $ (0.35)  $ (0.35)  $ (0.35)
   Net realized gain                                            (0.04)         --        --     (0.05)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.15)    $ (0.29)  $ (0.29)  $ (0.40)  $ (0.35)  $ (0.35)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.08)    $  0.20   $ (0.06)  $  0.08   $  0.21   $  0.80
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.69     $  9.77   $  9.57   $  9.63   $  9.55   $  9.34
==========================================================================================================================
Total return*                                                    0.79%       5.20%     2.33%     5.12%     6.06%    13.63%
Ratio of net expenses to average net assets                      1.64%**     1.73%     1.72%     1.73%     1.73%     1.79%
Ratio of net investment income (loss) to average net assets      2.02%**     2.69%     2.93%     3.47%     3.75%     3.91%
Portfolio turnover rate                                           134%**       41%       28%       21%       36%       41%
Net assets, end of period (in thousands)                     $100,356     $73,224   $87,763   $93,737   $82,915   $81,892
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.64%**     1.73%     1.72%     1.73%     1.73%     1.79%
   Net investment income (loss)                                  2.02%**     2.69%     2.93%     3.47%     3.75%     3.91%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/14

-----------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended                    12/20/12 (a)
                                                    12/31/14     Year Ended  to
                                                    (unaudited)  6/30/14     6/30/13
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                $  9.87      $  9.67     $  9.94
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $  0.15      $  0.40     $  0.20
   Net realized and unrealized gain (loss)
     on investments                                   (0.02)        0.20       (0.26)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $  0.13      $  0.60     $ (0.06)
-----------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $ (0.17)     $ (0.40)    $ (0.21)
   Net realized gain                                  (0.04)          --          --
-----------------------------------------------------------------------------------------
Total distributions                                 $ (0.21)     $ (0.40)    $ (0.21)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $ (0.08)     $  0.20     $ (0.27)
-----------------------------------------------------------------------------------------
Net asset value, end of period                      $  9.79      $  9.87     $  9.67
=========================================================================================
Total return*                                          1.40%        6.37%      (0.61)%(b)
Ratio of net expenses to average net assets            0.45%**      0.56%       0.57%**
Ratio of net investment income (loss) to
   average net assets                                  3.12%**      3.59%       3.86%**
Portfolio turnover rate                                 134%**        41%         28%
Net assets, end of period (in thousands)            $99,650      $ 4,398     $    10
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses                                      0.45%**      0.56%       0.57%**
   Net investment income (loss)                        3.12%**      3.59%       3.86%**
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Class K shares were first publicly offered on December 20, 2012.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 69

--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year      Year      Year      Year
                                                             12/31/14     Ended     Ended     Ended     Ended     Ended
                                                             (unaudited)  6/30/14   6/30/13   6/30/12   6/30/11   6/30/10
--------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  9.97      $  9.76   $  9.82   $  9.74   $  9.52   $  8.71
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.13      $  0.32   $  0.34   $  0.39   $  0.41   $  0.42
   Net realized and unrealized gain (loss) on investments      (0.03)        0.23     (0.06)     0.14      0.22      0.80
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.10      $  0.55   $  0.28   $  0.53   $  0.63   $  1.22
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.14)     $ (0.34)  $ (0.34)  $ (0.40)  $ (0.41)  $ (0.41)
   Net realized gain                                           (0.04)          --        --     (0.05)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.18)     $ (0.34)  $ (0.34)  $ (0.45)  $ (0.41)  $ (0.41)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.08)     $  0.21   $ (0.06)  $  0.08   $  0.22   $  0.81
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.89      $  9.97   $  9.76   $  9.82   $  9.74   $  9.52
==========================================================================================================================
Total return*                                                   1.08%        5.75%     2.80%     5.58%     6.67%    14.18%
Ratio of net expenses to average net assets                     1.10%**      1.25%     1.25%     1.25%     1.24%     1.25%
Ratio of net investment income (loss) to average net assets     2.58%**      3.12%     3.36%     3.94%     4.25%     4.50%
Portfolio turnover rate                                          134%**        41%       28%       21%       36%       41%
Net assets, end of period (in thousands)                     $76,498      $48,264   $31,169   $23,892   $20,508   $18,186
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.21%**      1.32%     1.35%     1.35%     1.24%     1.26%
   Net investment income (loss)                                 2.47%**      3.05%     3.26%     3.84%     4.25%     4.49%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year       Year       Year       Year       Year
                                                             12/31/14       Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)    6/30/14    6/30/13    6/30/12    6/30/11    6/30/10
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $     9.79     $   9.58   $   9.65   $   9.57   $   9.36   $   8.55
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.16     $   0.36   $   0.39   $   0.44   $   0.47   $   0.47
   Net realized and unrealized gain (loss) on investments         (0.03)        0.24      (0.07)      0.14       0.20       0.79
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.13     $   0.60   $   0.32   $   0.58   $   0.67   $   1.26
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.17)    $  (0.39)  $  (0.39)  $  (0.45)  $  (0.46)  $  (0.45)
   Net realized gain                                              (0.04)          --         --      (0.05)        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.21)    $  (0.39)  $  (0.39)  $  (0.50)  $  (0.46)  $  (0.45)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.08)    $   0.21   $  (0.07)  $   0.08   $   0.21   $   0.81
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.71     $   9.79   $   9.58   $   9.65   $   9.57   $   9.36
=================================================================================================================================
Total return*                                                      1.35%        6.41%      3.34%      6.27%      7.25%     15.06%
Ratio of net expenses to average net assets                        0.57%**      0.66%      0.66%      0.65%      0.61%      0.61%
Ratio of net investment income (loss) to average net assets        3.10%**      3.72%      3.97%      4.55%      4.88%      5.13%
Portfolio turnover rate                                             134%**        41%        28%        21%        36%        41%
Net assets, end of period (in thousands)                     $1,245,301     $871,801   $916,182   $847,072   $717,433   $713,869
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.57%**      0.66%      0.66%      0.65%      0.61%      0.61%
   Net investment income (loss)                                    3.10%**      3.72%      3.97%      4.55%      4.88%      5.13%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 71

--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year      Year      Year      Year
                                                             12/31/14     Ended     Ended     Ended     Ended     Ended
                                                             (unaudited)  6/30/14   6/30/13   6/30/12   6/30/11   6/30/10
--------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $  9.90      $  9.70   $  9.76   $  9.68   $  9.46   $  8.67
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.15      $  0.38   $  0.40   $  0.45   $  0.47   $  0.48
   Net realized and unrealized gain (loss) on investments      (0.03)        0.22     (0.06)     0.14      0.21      0.77
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.12      $  0.60   $  0.34   $  0.59   $  0.68   $  1.25
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.17)     $ (0.40)  $ (0.40)  $ (0.46)  $ (0.46)  $ (0.46)
   Net realized gain                                           (0.04)          --        --     (0.05)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.21)     $ (0.40)  $ (0.40)  $ (0.51)  $ (0.46)  $ (0.46)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.09)     $  0.20   $ (0.06)  $  0.08   $  0.22   $  0.79
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.81      $  9.90   $  9.70   $  9.76   $  9.68   $  9.46
==========================================================================================================================
Total return*                                                   1.25%        6.29%     3.41%     6.23%     7.30%    14.68%
Ratio of net expenses to average net assets                     0.64%**      0.65%     0.65%     0.65%     0.65%     0.63%
Ratio of net investment income (loss) to average net assets     3.06%**      3.70%     3.95%     4.50%     4.82%     5.00%
Portfolio turnover rate                                          134%**        41%       28%       21%       36%       41%
Net assets, end of period (in thousands)                     $52,446      $ 4,828   $ 5,889   $ 2,196   $   787   $   720
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.64%**      0.82%     0.87%     0.83%     0.72%     0.63%
   Net investment income (loss)                                 3.06%**      3.53%     3.73%     4.32%     4.75%     5.00%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/14

Notes to Financial Statements | 12/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class Y and Class Z shares. Class K shares were first publicly offered on December 20, 2012. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 73

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

74 Pioneer Bond Fund | Semiannual Report | 12/31/14 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2014, one security was valued using fair value methods (in addition to than securities valued using prices supplied by independent pricing services) amounting to less than 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 75

     Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2014 was as follows:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $59,522,141
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
          Total                                                      $59,522,141
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2014:

     ---------------------------------------------------------------------------
                                                                          2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $ (4,795,956)
     Dividends payable                                                (605,287)
     Net unrealized appreciation                                    76,752,314
     ---------------------------------------------------------------------------
          Total                                                   $ 71,351,071
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $38,574 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2014.

E.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

76 Pioneer Bond Fund | Semiannual Report | 12/31/14

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2014 was $4,511,450. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 77 contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended December 31, 2014 was $348,356,954.

     At December 31, 2014, open futures contracts were as follows:

---------------------------------------------------------------------------------------
                           Number of                                    Unrealized
                           Contracts      Settlement                    Appreciation
Type                       Long/(Short)   Month        Value            (depreciation)
---------------------------------------------------------------------------------------
U.S. Long Bond (CBT)       (1,101)        3/15         $ (159,163,313)  $ (3,482,218)
U.S. Ultra Bond (CBT)      360            3/15             59,467,500      2,250,656
U.S. 10 Year Note (CBT)    (1,753)        3/15           (222,274,922)      (999,758)
U.S. 2 Year Note (CBT)     (170)          3/15            (37,160,938)        56,002
U.S. 5 Year Note (CBT)     (625)          3/15            (74,331,054)        56,877
---------------------------------------------------------------------------------------
                                                       $ (433,462,727)  $ (2,118,441)
---------------------------------------------------------------------------------------

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

78 Pioneer Bond Fund | Semiannual Report | 12/31/14

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at December 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended December 31, 2014 was $304,751.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. Prior to July 1, 2014, the annual fee paid by the fund was 0.50% of the fund's average daily net assets up to $1 billion, 0.45% of the fund's average daily net assets between $1 billion and $2 billion, and 0.40% of the fund's average daily net assets over $2 billion. For the six

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 79
months ended December 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.10%, 0.58% and 0.65% of the average daily net assets attributable to Class A, Class C, Class R, Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2016 for Class A, Class R, Class Y and Class Z shares and November 1, 2016 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57,241 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  574,096
Class B                                                                    3,967
Class C                                                                   54,254
Class K                                                                       56
Class R                                                                   68,967
Class Y                                                                  519,958
Class Z                                                                   32,589
--------------------------------------------------------------------------------
    Total                                                             $1,253,887
================================================================================

80 Pioneer Bond Fund | Semiannual Report | 12/31/14

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $302,549 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,412 in distribution fees payable to PFD at December 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSC are paid to PFD. For the six months ended December 31, 2014, CDSC in the amount of $3,802 were paid to PFD.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 81

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended December 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2014, the Fund had no borrowings under a credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2014 were as follows:

------------------------------------------------------------------------------------
Derivatives Not
Accounted for as         Asset Derivatives 2014       Liabilities Derivatives 2014
Hedging Instruments      --------------------------   ------------------------------
Under Accounting         Statement of Assets          Statement of Assets
Standards Codification   and Liabilities              and Liabilities
(ASC) 815                Location          Value      Location           Value
------------------------------------------------------------------------------------
Futures contracts*       Net unrealized               Net unrealized
                         appreciation on              depreciation on
                         futures contracts $     --   futures contracts  $2,118,441
Swap Contracts           Net unrealized               Net unrealized
                         appreciation on              depreciation on
                         swap contracts    $171,619   swap contracts     $       --
------------------------------------------------------------------------------------
  Total                                    $171,619                      $2,118,441
====================================================================================

82 Pioneer Bond Fund | Semiannual Report | 12/31/14

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                               Change in
Derivatives Not                                                Realized       Unrealized
Accounted for as                                               Gain or        Appreciation or
Hedging Instruments                                            Loss on        (Depreciation)
Under Accounting         Location of Gain or (Loss)            Derivatives    on Derivatives
Standards Codification   on Derivatives Recognized             Recognized     Recognized
(ASC) 815                in Income                             in Income      in Income
----------------------------------------------------------------------------------------------
Futures contracts        Net realized gain (loss) on
                         futures contracts                     $(5,829,513)
Futures contracts        Change in unrealized appreciation
                         (depreciation) on futures contracts                  $(3,076,503)
Swap Contracts           Net realized gain (loss) on
                         swap contracts                        $   266,392
Swap Contracts           Change in unrealized appreciation
                         (depreciation) on swap contracts                     $   271,593

8. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended June 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending June 30, 2013 and June 30, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 83

9. Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

84 Pioneer Bond Fund | Semiannual Report | 12/31/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 85
disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

86 Pioneer Bond Fund | Semiannual Report | 12/31/14 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups. They noted that the Fund's non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 87
accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

88 Pioneer Bond Fund | Semiannual Report | 12/31/14

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 89

Trustees, Officers and Service Providers

Trustees                          Advisory Trustee
Thomas J. Perna, Chairman         Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman              Officers
Margaret B.W. Graham              Lisa M. Jones, President and Chief
Marguerite A. Piret                 Executive Officer
Fred J. Ricciardi                 Mark E. Bradley, Treasurer and
Kenneth J. Taubes                   Chief Financial Officer
                                  Christopher J. Kelley, Secretary and
                                    Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

90 Pioneer Bond Fund | Semiannual Report | 12/31/14

                           This page for your notes.

                             Pioneer Bond Fund | Semiannual Report | 12/31/14 91

                           This page for your notes.

92 Pioneer Bond Fund | Semiannual Report | 12/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 18633-09-0215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2015

* Print the name and title of each signing officer under his or her signature.